                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Fortis Securities, Inc.
                      The Hartford Mutual Funds II, Inc.
                  (formerly Hartford-Fortis Series Fund, Inc.)
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rule 14a-
     6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         (5) Total fee paid:

         -----------------------------------------------------------------------
         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                       THE HARTFORD MUTUAL FUNDS II, INC.

                       THE HARTFORD SMALLCAP GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                     THE HARTFORD VALUE OPPORTUNITIES FUND
                            THE HARTFORD GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                      THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND


                            FORTIS SECURITIES, INC.


                                 P.O. BOX 64387
                         ST. PAUL, MINNESOTA 55164-0387


                                                                    June 6, 2002


Dear Shareholder:


     You are cordially invited to attend the Joint Special Meeting of Shareholders (the "Meeting") of Fortis Securities, Inc. and of The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund, The Hartford Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford U.S. Government Securities Fund, each a series of The Hartford Mutual Funds II, Inc., to be held on July 16, 2002, at 10:00 a.m. Eastern time at the offices of Hartford Investment Financial Services, LLC at 200 Hopmeadow Street, Simsbury, Connecticut 06089.



     At the Meeting, shareholders of Fortis Securities, Inc. will be asked to vote on the election of members of the Board of Directors. Shareholders of The Hartford Mutual Funds II, Inc. will consider two matters: (1) the election of members of the Board of Directors and (2) changes to, or the elimination of, fundamental investment policies of the Funds. Your Board of Directors has reviewed and approved each of the proposals applicable to your Fund and recommends that you vote FOR each proposal. The "Important Information" following this letter contains summary information which you might find helpful.



     Although your Board of Directors would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. THERE ARE THREE WAYS TO GRANT YOUR PROXY:



     BY TELEPHONE -- You can grant your proxy by telephone by calling the number on the proxy card(s) and following the instructions on the proxy card(s);



     OVER THE INTERNET -- You can grant your proxy over the Internet at the Internet address shown on your proxy card(s);

     BY MAIL -- You can grant your proxy by mail by completing, signing, dating, and returning the enclosed proxy card(s). A postage-paid envelope is enclosed for this purpose.


     We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                      Sincerely yours,

                                      /s/ David M. Znamierowski
                                      David M. Znamierowski
                                      President


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE GRANT YOUR PROXY BY TELEPHONE, OVER THE INTERNET, OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE. IF YOU PROVIDE YOUR PROXY BY TELEPHONE OR OVER THE INTERNET, DO NOT RETURN YOUR PROXY CARD(S).

                             IMPORTANT INFORMATION


     We encourage you to read the enclosed proxy statement; we thought it would be helpful, however, to provide brief answers to some questions.


Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING JOINT SPECIAL MEETING?


     A. You are being asked to consider the election of directors of your Funds. In addition, shareholders of The Hartford Mutual Funds II, Inc. are being asked to consider changes to, or the elimination of, fundamental investment policies of the Funds. "Fundamental" investment policies are policies that cannot be changed or eliminated without shareholder approval.


Q.  WHO ARE BEING NOMINATED TO SERVE AS DIRECTORS?


     A. There are nine nominees. Three of the nominees currently serve as directors of your Fund. The other six nominees serve as directors for other Hartford-affiliated mutual funds.


Q.  WHY ARE WE PROPOSING TO CHANGE THE FUNDS' FUNDAMENTAL POLICIES?


     A. As is described in more detail in the accompanying proxy statement, many of the existing fundamental policies were adopted in response to regulatory, business, or industry requirements or conditions that no longer prevail. In addition, small variations in the wording of similar restrictions among the whole family of Hartford funds makes the task of ensuring compliance with them difficult and expensive. We are proposing removing certain policies and bringing those that remain in line, wherever possible, with other fundamental policies in place, or expected to be put in place, for other Hartford funds.


Q.  DO WE EXPECT THE FUNDS' INVESTMENT APPROACHES TO CHANGE AS A RESULT?


     A. No. These changes are being proposed to help streamline the compliance and regulatory processes, not in order to facilitate any expected change in investment strategy or approach by the Funds.



Q.  HAVE THE FUNDS' BOARDS OF DIRECTORS APPROVED THESE PROPOSALS?


     A. Yes. Your Board of Directors has reviewed and approved each of the proposals on which you are being asked to vote. Your Board recommends that you vote in favor of each proposal.

Q.  WHEN SHOULD I VOTE?


     A. Please vote as soon as possible. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") and D. F. King & Co., Inc. may be contacting you to urge you to vote on these important matters.


Q. WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND OF THIS PROXY SOLICITATION?


     A. The Hartford -- and not your Fund -- is paying all the costs.

                       THE HARTFORD MUTUAL FUNDS II, INC.

                       THE HARTFORD SMALLCAP GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                     THE HARTFORD VALUE OPPORTUNITIES FUND
                            THE HARTFORD GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                      THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND


                            FORTIS SECURITIES, INC.


                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS


     A Joint Special Meeting of Shareholders (the "Meeting") of Fortis Securities, Inc. ("Fortis Securities") and The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund, The Hartford Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford U.S. Government Securities Fund, each a series of The Hartford Mutual Funds II, Inc. ("Hartford Mutual Funds II"), will be held at the offices of Hartford Investment Financial Services, LLC at 200 Hopmeadow Street, Simsbury, Connecticut 06089, on July 16, 2002, at 10:00 a.m., Eastern time, for the following purposes:


        I. TO ELECT A BOARD OF DIRECTORS. (TO BE CONSIDERED SEPARATELY BY THE SHAREHOLDERS OF FORTIS SECURITIES AND HARTFORD MUTUAL FUNDS II.)

        II. TO CONSIDER PROPOSALS TO REVISE OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE SERIES OF HARTFORD MUTUAL FUNDS II. (TO BE CONSIDERED SEPARATELY BY THE APPLICABLE SERIES, AS DESCRIBED IN THE ENCLOSED PROXY STATEMENT.)

        III. TO CONSIDER AND ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


     The Boards of Directors unanimously recommend approval of each item listed in this Notice.



     Shareholders of record as of the close of business on May 7, 2002 are entitled to notice of and to vote at the Meeting.



June 6, 2002                               By order of the Board of Directors,



                                           MICHAEL J. RADMER


                                           Secretary



YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE GRANT YOUR PROXY BY TELEPHONE, OVER THE INTERNET, OR BY SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                       THE HARTFORD MUTUAL FUNDS II, INC.

                       THE HARTFORD SMALLCAP GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                     THE HARTFORD VALUE OPPORTUNITIES FUND
                            THE HARTFORD GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                      THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND


                            FORTIS SECURITIES, INC.


                                 P.O. BOX 64387
                         ST. PAUL, MINNESOTA 55164-0387

                                PROXY STATEMENT


     The enclosed proxy is solicited on behalf of the Boards of Directors of Fortis Securities Inc. ("Fortis Securities") and of The Hartford Mutual Funds II, Inc. ("Hartford Mutual Funds II") (together the "Companies" and each a "Company") for use at the Joint Special Meeting of Shareholders (the "Meeting") of Fortis Securities and The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund, The Hartford Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford U.S. Government Securities Fund, each a series of Hartford Mutual Funds II (each such series and Fortis Securities referred to herein as a "Fund," and collectively, the "Funds"), to be held on July 16, 2002, at 10:00 a.m. Eastern time, at the offices of Hartford Investment Financial Services, LLC ("HIFSCO") at 200 Hopmeadow Street, Simsbury, Connecticut 06089 and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders (the "Notice"). Shareholders of record as of the close of business on May 7, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting or at any adjourned session. The Notice, this Proxy Statement, and the enclosed forms of proxy are first being mailed or otherwise made available to shareholders on or about June 6, 2002.



     If you own shares of more than one Fund, you should grant your proxy by telephone, over the Internet, or by signing, dating, and returning a proxy card for each Fund of which you are a shareholder; for example, if you own shares of The Hartford SmallCap Growth Fund and The Hartford Growth Opportunities Fund, you should provide your proxy for each of those Funds. A DIFFERENT PROXY CARD IS ENCLOSED FOR EACH FUND IN WHICH YOU ARE A SHAREHOLDER. IF YOU GRANT YOUR PROXY BY MAIL, YOU SHOULD SIGN AND RETURN EACH OF THE CARDS.

     Shares represented by duly executed proxies will be voted in accordance with the specification made. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights. If no specification is made, shares will be voted in accordance with the recommendations of the Board of Directors. You may revoke or change a proxy at any time before it is exercised, by sending or delivering a written revocation to the Secretary of the Company in question (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy (which will be effective upon receipt by the Secretary), by attending the Meeting, requesting return of your proxy, and voting in person, or by granting a new proxy by telephone or over the Internet. If you grant a proxy over the telephone or the Internet, your most current telephone or Internet proxy is the one that will be counted at the Meeting.



     As of the Record Date, there were outstanding 12,853,058 shares of Fortis Securities, 8,818,195 shares of The Hartford SmallCap Growth Fund, 36,446,336 shares of The Hartford Growth Opportunities Fund, 4,370,949 shares of The Hartford Value Opportunities Fund, 31,108,379 shares of The Hartford Growth Fund, 3,526,672 shares of The Hartford Tax-Free Minnesota Fund, 5,070,359 shares of The Hartford Tax-Free National Fund, and 24,249,208 shares of The Hartford U.S. Government Securities Fund. Each share is entitled to one vote, with fractional shares voting proportionally.



     HIFSCO is the investment manager of each Fund, as well as the underwriter and the administrator for each Fund. The address of HIFSCO is 200 Hopmeadow Street, Simsbury, Connecticut 06089. Wellington Management Company LLP ("Wellington Management") is a sub-adviser to The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund, and The Hartford Growth Fund. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109. Hartford Investment Management Company ("HIMCO") is a sub-adviser to Fortis Securities, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford U.S. Government Securities Fund. HIMCO's address is 55 Farmington Avenue, Hartford, Connecticut 06105.



     COPIES OF THE MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ISSUED BY THE COMPANIES INCLUDING INFORMATION ABOUT EACH FUND MAY BE OBTAINED WITHOUT CHARGE. FOR COPIES, PLEASE CALL THE COMPANY IN QUESTION AT 888-843-7824 OR WRITE THE COMPANY AT P.O. BOX 64387, ST. PAUL, MINNESOTA 55164-0387.

                    SUMMARY OF PROPOSALS AND FUNDS AFFECTED

     The following table identifies the various proposals set forth in this Proxy Statement and indicates which Funds are affected thereby. An "X" denotes that a Fund is affected by the proposal and that the Fund's shareholders are solicited with respect to that proposal.

                                           HARTFORD     HARTFORD        HARTFORD                 HARTFORD    HARTFORD
                                           SMALLCAP      GROWTH           VALUE       HARTFORD   TAX-FREE    TAX-FREE
                                FORTIS      GROWTH    OPPORTUNITIES   OPPORTUNITIES    GROWTH    MINNESOTA   NATIONAL
PROPOSAL                      SECURITIES     FUND         FUND            FUND          FUND       FUND        FUND
--------                      ----------   --------   -------------   -------------   --------   ---------   --------
I.   Election of Directors        X           X             X               X            X           X          X
II.A. Proposal to revise                      X             X               X            X           X          X
      fundamental policy
      regarding investment
      concentrations within a
      particular industry.

II.B. Proposal to revise                      X             X               X            X           X          X
      fundamental policy
      regarding investments
      in real estate or
      interests therein.

II.C. Proposal to revise                      X             X               X            X           X          X
      fundamental policy
      regarding purchases and
      sales of commodities
      and commodities
      contracts.

II.D. Proposal to revise                      X             X               X            X           X          X
      fundamental policy
      regarding the making of
      loans to other persons.

II.E. Proposal to eliminate                   X
      fundamental policy
      regarding the mortgage
      of assets.

II.F. Proposal to eliminate                   X
      fundamental policy
      regarding participation
      in securities trading
      accounts.

II.G. Proposal to eliminate                   X
      fundamental policy
      regarding certain
      purchases from and
      sales to officers,
      directors and
      employees.

II.H. Proposal to eliminate                   X
      fundamental policy
      regarding short sales.

II.I. Proposal to revise                   X          X               X               X          X           X
      fundamental policies
      regarding the borrowing
      of money, issuing of
      senior securities and
      purchasing securities
      on margin.

                               HARTFORD U.S.
                                GOVERNMENT
                                SECURITIES
PROPOSAL                           FUND
--------                       -------------
I.   Election of Directors           X
II.A. Proposal to revise             X
      fundamental policy
      regarding investment
      concentrations within a
      particular industry.

II.B. Proposal to revise             X
      fundamental policy
      regarding investments
      in real estate or
      interests therein.

II.C. Proposal to revise             X
      fundamental policy
      regarding purchases and
      sales of commodities
      and commodities
      contracts.

II.D. Proposal to revise             X
      fundamental policy
      regarding the making of
      loans to other persons.

II.E. Proposal to eliminate          X
      fundamental policy
      regarding the mortgage
      of assets.

II.F. Proposal to eliminate          X
      fundamental policy
      regarding participation
      in securities trading
      accounts.

II.G. Proposal to eliminate          X
      fundamental policy
      regarding certain
      purchases from and
      sales to officers,
      directors and
      employees.

II.H. Proposal to eliminate          X
      fundamental policy
      regarding short sales.

II.I. Proposal to revise       X
      fundamental policies
      regarding the borrowing
      of money, issuing of
      senior securities and
      purchasing securities
      on margin.

                                           HARTFORD     HARTFORD        HARTFORD                 HARTFORD    HARTFORD
                                           SMALLCAP      GROWTH           VALUE       HARTFORD   TAX-FREE    TAX-FREE
                                FORTIS      GROWTH    OPPORTUNITIES   OPPORTUNITIES    GROWTH    MINNESOTA   NATIONAL
PROPOSAL                      SECURITIES     FUND         FUND            FUND          FUND       FUND        FUND
--------                      ----------   --------   -------------   -------------   --------   ---------   --------
II.J. Proposal to eliminate
      fundamental policy
      regarding the purchase
      of securities of
      issuers where officers
      or directors own
      certain beneficial
      amounts.

II.K. Proposal to eliminate
      fundamental policy
      regarding investments
      in puts and calls.

II.L. Proposal to eliminate
      fundamental policy
      regarding investments
      in repurchase
      agreements.

II.M. Proposal to eliminate                                                                          X          X
      fundamental policy
      regarding investment
      grade municipal
      securities.

                               HARTFORD U.S.
                                GOVERNMENT
                                SECURITIES
PROPOSAL                           FUND
--------                       -------------
II.J. Proposal to eliminate          X
      fundamental policy
      regarding the purchase
      of securities of
      issuers where officers
      or directors own
      certain beneficial
      amounts.

II.K. Proposal to eliminate          X
      fundamental policy
      regarding investments
      in puts and calls.

II.L. Proposal to eliminate          X
      fundamental policy
      regarding investments
      in repurchase
      agreements.

II.M. Proposal to eliminate
      fundamental policy
      regarding investment
      grade municipal
      securities.

                   PROPOSAL I: ELECTION OF BOARD OF DIRECTORS


     The Board of Directors of each Company has fixed the number of Directors at nine and is recommending that shareholders approve the election of nine nominees for Director. Of these, three currently serve as Directors: David M. Znamierowski, Phillip O. Peterson, and Robert M. Gavin. Each of the other six nominees is currently a Director of other Hartford-affiliated mutual funds. They are Winifred Ellen Coleman, Duane E. Hill, William Atchison O'Neill, Millard Handley Pryor, Jr., John Kelley Springer, and Lowndes Andrew Smith. Each nominee for election has consented to serve as Director if elected.



     The Nominating Committee of the Boards of Directors reviewed and approved the nomination of each nominee. Each Board of Directors, in turn, has approved the nominations and is recommending that shareholders vote in favor of each nominee.



     Biographical data for each of the nominees is set forth below, together with information concerning the current officers of each Company. If elected, each Director will serve until his or her death or resignation or until the next annual meeting, if any, is held and his or her successor is elected and qualifies. The mailing address of each nominee is: c/o Assistant Secretary, The Hartford Mutual Funds II, Inc., 55 Farmington Avenue, Hartford, CT 06105.


NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS


                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND            OTHER
                       POSITION HELD   TERM OF OFFICE*                                 COMPLEX      DIRECTORSHIPS
                         WITH THE       AND LENGTH OF   PRINCIPAL OCCUPATION(S)      OVERSEEN BY       HELD BY
NAME AND AGE              COMPANY        TIME SERVED    DURING LAST 5 YEARS           DIRECTOR        DIRECTOR
------------           -------------   ---------------  -----------------------     -------------   -------------
PHILLIP O.              Director        Since 2000      Mr. Peterson is a mutual          24            N/A
 PETERSON............                                   fund industry consultant.
(age 57)                                                He was a Partner of KPMG
                                                        LLP through June 1999.

DR. ROBERT M.           Director        Since 1988      Mr. Gavin is an                   24         Systems &
 GAVIN...............                                   educational consultant.                       Computer
(age 61)                                                Prior to September 1,                        Technology
                                                        2001, he was President of                   Corporation
                                                        Cranbrook Education
                                                        Community and prior to
                                                        July 1996 he was President
                                                        of Macalester College, St.
                                                        Paul, MN.

WINIFRED ELLEN          N/A             New Nominee     Ms. Coleman has served as         48            N/A
 COLEMAN.............                                   President of Saint Joseph
(age 69)                                                College since 1991 and
                                                        President of Cashel House,
                                                        Ltd. (retail) since 1985.

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND            OTHER
                       POSITION HELD   TERM OF OFFICE*                                 COMPLEX      DIRECTORSHIPS
                         WITH THE       AND LENGTH OF   PRINCIPAL OCCUPATION(S)      OVERSEEN BY       HELD BY
NAME AND AGE              COMPANY        TIME SERVED    DURING LAST 5 YEARS           DIRECTOR        DIRECTOR
------------           -------------   ---------------  -----------------------     -------------   -------------
DUANE E. HILL........  N/A              New Nominee     Mr. Hill is Partner               48            N/A
(age 56)                                                Emeritus and a founding
                                                        partner of TSG Capital
                                                        Group, a private equity
                                                        investment firm that
                                                        serves as sponsor and lead
                                                        investor in leveraged
                                                        buyouts of middle market
                                                        companies. Mr. Hill is
                                                        also a Partner of TSG
                                                        Ventures L.P., a private
                                                        equity investment company
                                                        that invests primarily in
                                                        minority-owned small
                                                        businesses. Mr. Hill
                                                        currently serves as
                                                        Chairman of the City of
                                                        Stamford, CT Planning
                                                        Board and a director of
                                                        the Stamford Cultural
                                                        Development Corporation.

WILLIAM ATCHISON        N/A             New Nominee     The Honorable William A.          48            N/A
 O'NEILL.............                                   O'Neill served as Governor
(age 71)                                                of the State of
                                                        Connecticut from 1980
                                                        until 1991. He is
                                                        presently retired.

MILLARD HANDLEY         N/A             New Nominee     Mr. Pryor has served as           48        Mr. Pryor is
 PRYOR, JR...........                                   Managing Director of Pryor                  a Director of
(age 68)                                                & Clark Company (real                       Infodata
                                                        estate investment),                         Systems, Inc.
                                                        Hartford, Connecticut,                      (software
                                                        since June, 1992.                           company) and
                                                                                                    CompuDyne
                                                                                                    Corporation
                                                                                                    (security
                                                                                                    products and
                                                                                                    services).

JOHN KELLEY             N/A             New Nominee     Mr. Springer served as            48            N/A
 SPRINGER............                                   Chairman of Medspan, Inc.
(age 70)                                                (health maintenance
                                                        organization) until March
                                                        2002.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS



                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                                                                                    FUND            OTHER
                     POSITION HELD   TERM OF OFFICE*                               COMPLEX      DIRECTORSHIPS
                       WITH THE       AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY       HELD BY
NAME AND AGE            COMPANY        TIME SERVED      DURING LAST 5 YEARS       DIRECTOR        DIRECTOR
------------         -------------   ---------------  ------------------------  -------------   -------------
DAVID M.              President      Since 2001       Mr. Znamierowski             71             N/A
 ZNAMIEROWSKI**....  and Director                     currently serves as
(age 41)                                              President of HIMCO and
                                                      Senior Vice President,
                                                      Chief Investment
                                                      Officer, and Director of
                                                      Investment Strategy for
                                                      Hartford Life, Inc.
                                                      ("Hartford Life") Mr.
                                                      Znamierowski is also a
                                                      Managing Member and
                                                      Senior Vice President of
                                                      HIFSCO and HL Investment
                                                      Advisors, LLC ("HL
                                                      Advisors"). In addition,
                                                      Mr. Znamierowski is the
                                                      Group Senior Vice
                                                      President and Chief
                                                      Investment Officer for
                                                      the Hartford Financial
                                                      Services Group, Inc.
                                                      ("The Hartford").

LOWNDES ANDREW        N/A            New Nominee      Mr. Smith served as Vice     48             N/A
 SMITH***..........                                   Chairman of The Hartford
(age 62)                                              from February 1997 to
                                                      January 2002, as
                                                      President and Chief
                                                      Executive Officer of
                                                      Hartford Life from
                                                      February 1997 to January
                                                      2002, and as President
                                                      and Chief Operating
                                                      Officer of The Hartford
                                                      Life Insurance Company
                                                      from January 1989 to
                                                      January 2002.


---------------


* Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of stockholders, if any, is held and his or her successor is elected and qualifies. Mr. O'Neill is expected to retire from the Boards of Directors in August 2002.



** Mr. Znamierowski is an interested Director due to the positions he holds with HIMCO and its affiliates, and because of his holdings of The Hartford's stock.



*** Mr. Smith would be an interested Director due to the positions he held with The Hartford until January 2002, and because of his holdings of The Hartford's stock.

OFFICERS


                          POSITION HELD    TERM OF OFFICE*
                             WITH THE       AND LENGTH OF   PRINCIPAL OCCUPATION(S)
NAME, AGE, AND ADDRESS       COMPANY         TIME SERVED    DURING LAST 5 YEARS
----------------------    --------------   ---------------  -----------------------
DAVID M. ZNAMIEROWSKI...  President and    Since 2001       See biographical information under
(age 41)                  Director                          "Nominees for Election as Interested
55 Farmington Avenue                                        Directors" above.
Hartford, CT 06105

ROBERT W. BELTZ, JR.....  Vice President   Since 1993       Mr. Beltz currently serves as Vice
(age 52)                                                    President, Securities Operations of
500 Bielenberg Drive                                        Hartford Administrative Services
Woodbury, MN 55125                                          Company ("HASCO"). He also has served
                                                            as Assistant Vice President of the
                                                            Hartford Life Insurance Company since
                                                            December 2001.

KEVIN J. CARR...........  Vice President   Since 2001       Mr. Carr has served as Assistant
(age 47)                  and Assistant                     General Counsel since 1999, Counsel
55 Farmington Avenue      Secretary                         since November 1996, and Associate
Hartford, CT 06105                                          Counsel since November 1995, of The
                                                            Hartford.

TAMARA L. FAGELY........  Vice President   Since 1993       Ms. Fagely has been Vice President of
(age 43)                  and Treasurer                     HASCO since 1998. Prior to 1998, she
500 Bielenberg Drive                                        was Second Vice President of HASCO.
Woodbury, MN 55125                                          She also has served as Assistant Vice
                                                            President of Hartford Life Insurance
                                                            Company since December 2001.

GEORGE RICHARD JAY......  Vice President   Since 2001       Mr. Jay has served as Secretary and
(age 50)                  and Assistant                     Director, Life and Equity Accounting
P.O. Box 2999             Treasurer                         and Financial Control, of Hartford
Hartford, CT 06104-2999                                     Life Insurance Company since 1987.

STEPHEN T. JOYCE........  Vice President   Since 2001       Mr. Joyce currently serves as Senior
(age 42)                                                    Vice President and director of
P. O. Box 2999                                              investment products management for
Hartford, CT 06104-2999                                     Hartford Life Insurance Company.
                                                            Previously he served as Vice
                                                            President (1997-1999) and Assistant
                                                            Vice President (1994-1997) of
                                                            Hartford Life Insurance Company.

DAVID N. LEVENSON.......  Vice President   Since 2001       Mr. Levenson serves as Senior Vice
(age 35)                                                    President of Hartford Life Insurance
P.O. Box 2999                                               Company and is responsible for the
Hartford, CT 06104-2999                                     company's mutual funds line of
                                                            business and its corporate retirement
                                                            plans line of business. Mr. Levenson
                                                            joined The Hartford in 1995. Mr.
                                                            Levenson is also a senior vice
                                                            president of HIFSCO.

                          POSITION HELD    TERM OF OFFICE*
                             WITH THE       AND LENGTH OF   PRINCIPAL OCCUPATION(S)
NAME, AGE, AND ADDRESS       COMPANY         TIME SERVED    DURING LAST 5 YEARS
----------------------    --------------   ---------------  -----------------------
THOMAS MICHAEL MARRA....  Vice President   Since 2001       Mr. Marra is President and Chief
(age 43)                                                    Operating Officer of Hartford Life.
P.O. Box 2999                                               He is also a member of the Board of
Hartford, CT 06104-2999                                     Directors and a member of the Office
                                                            of the Chairman for The Hartford, the
                                                            parent company of Hartford Life.
                                                            Named President of Hartford Life in
                                                            2001 and COO in 2000, Mr. Marra
                                                            served as Executive Vice President
                                                            and Director of Hartford Life's
                                                            Investment Products Division from
                                                            1998 to 2000. He was head of the
                                                            company's Individual Life and
                                                            Annuities Division from 1994 to 1998
                                                            after being promoted to Senior Vice
                                                            President in 1994 and to Executive
                                                            Vice President in 1996. From 1990 to
                                                            1994, Mr. Marra was Vice President
                                                            and Director of Individual Annuities.
                                                            Mr. Marra is also a Managing Member
                                                            and Executive Vice President of
                                                            HIFSCO and HL Advisors.

SCOTT R. PLUMMER........  Vice President   Since 1996       Mr. Plummer has served as Assistant
(age 42)                  and Assistant                     General Counsel for Hartford Life
500 Bielenberg Drive      Secretary                         Insurance Company since April 2001
Woodbury, MN 55125                                          and has served as Assistant Vice
                                                            President of Hartford Life Insurance
                                                            Company since December 2001. He also
                                                            serves as Vice President, Associate
                                                            General Counsel, and Assistant
                                                            Secretary of HASCO.

JOHN C. WALTERS.........  Vice President   Since 2001       Mr. Walters serves as Executive Vice
(age 39)                                                    President and Director of the
P.O. Box 2999                                               Investment Products Division of
Hartford, CT 06104-2999                                     Hartford Life Insurance Company.
                                                            Previously Mr. Walters was with First
                                                            Union Securities and its predecessor
                                                            from 1984 to 2000. Mr. Walters is
                                                            also a Managing Member and Executive
                                                            Vice President of HIFSCO and HL
                                                            Advisors.

MICHAEL J. RADMER.......  Secretary        Since 1978       Mr. Radmer is a Partner at Dorsey &
(age 57)                                                    Whitney LLP, the Companies' General
Suite 1500                                                  Counsel.
50 South 6th Street
Minneapolis, MN 55402


---------------


* Each officer serves at the pleasure of the Board of Directors.



     CERTAIN INFORMATION REGARDING DIRECTORS AND OFFICERS. All current Directors and officers of each Company are also directors and officers of Hartford HLS Series Fund II, Inc., an open-end registered investment company. Mr. Znamierowski, as a director and officer, and Messrs. Carr, Jay, Joyce, Levenson, Marra, and Walters, as officers, serve in these same or similar capacities with 13 other registered investment companies within the Hartford Fund Family, which is comprised of those investment companies for which HIFSCO or HL Advisors serves as investment adviser.

     The Charter of Hartford Mutual Funds II does not provide for the annual election of directors unless specifically required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Maryland law. However, in accordance with the 1940 Act, (i) the Company will hold a shareholders' meeting for the election of Directors at such time as less than a majority of the Directors holding office has been elected by the shareholders and (ii) a vacancy among the Directors may be filled by the remaining Directors only if, immediately after such vacancy is filled, at least two-thirds of the Directors holding office shall have been elected by the shareholders. As a New York Stock Exchange listed company, Fortis Securities holds annual shareholders' meetings for the purpose of electing a board of directors.



     The full Board of Directors met twenty times (including two meetings of just the non-interested Directors) during the most recent full fiscal year of The Hartford U.S. Government Securities Fund and Fortis Securities (the fiscal year ended July 31, 2001), twenty-two times (including three meetings of just the non-interested Directors) during the most recent full fiscal year of The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund and The Hartford Growth Fund (the fiscal year ended August 31, 2001), and twenty times (including three meetings of just the non-interested Directors) during the most recent full fiscal year of The Hartford Tax-Free Minnesota Fund and The Hartford Tax-Free National Fund (the fiscal year ended September 30, 2001). During each such fiscal year, each incumbent Director attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of which he was a member that were held while he was serving on the Board of Directors or on such committee. The Board of Directors held an unusually large number of meetings during the Funds' most recent fiscal years because of the acquisition by The Hartford Life and Accident Insurance Company of Fortis Advisers, Inc. and the resulting integration of the Fortis Funds into the Hartford Fund Family. The Board of Directors holds four regularly scheduled meetings each year.



     STANDING COMMITTEES. The Board of Directors of each Company has established an Executive Committee, an Audit Committee, a Nominating Committee, an Investment Review Committee, and a Dividend Declaration Committee. Each Executive Committee currently consists of Dr. Robert M. Gavin, Messrs. David M. Znamierowski, Allen R. Freedman, and Robb L. Prince, and Mss. Jean L. King and Noel F. Schenker. The Executive Committee met two times during the most recent full fiscal year of each of the Funds. The functions of the Executive Committee are to, when necessary, act on behalf of the full Board of Directors between Board meetings; to review and evaluate matters relating to Board governance and Board operations, recommending changes when determined to be necessary; on an annual basis, to review contract renewal information provided by fund management, request additional information when needed, and make a recommendation to the full Board on contract renewal; and, for the non-interested directors who are members of the Executive Committee, to serve as members of the Company's Nominating Committee, as further described below.



     Each Audit Committee currently consists of Messrs. Phillip O. Peterson and Allen R. Freedman and Dr. Lemma W. Senbet. Mr. Peterson and Dr. Senbet have been determined by the Boards of Directors to be "independent" within the meaning of the rules of the New York Stock Exchange (the "Exchange"). Mr. Freedman technically did not meet the "independence" requirements of the Exchange at the time of his appointment in December 2001 because, prior to July 2000, he had been the Chairman and Chief Executive Officer of Fortis, Inc. (previously the parent company of the Funds' investment adviser). Exchange rules provide that a director who is an employee of a company or any of its affiliates may not serve on the audit committee until three years following the termination of his or her employment or, if the employment relationship is with a former parent or predecessor of the company, until after three years following the termination of the relationship between the company and the former parent or predecessor. Nevertheless, Exchange rules also contain an "override" provision which allows a company's board of directors to appoint one director to the audit committee who is no longer an employee of the company or its affiliates but is not considered independent due to the three-year restriction period if the board of directors determines in its business judgment that membership on the committee by such individual is required by the best interests of the corporation and its shareholders. The Funds' Board of Directors made such a finding at a meeting held December 13, 2001. The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and Directors. The Audit Committee met two times during the most recent full fiscal year of The Hartford U.S. Government Securities Fund and Fortis Securities, two times during the most recent full fiscal year of The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund and The Hartford Growth Fund, and three times during the most recent full fiscal year of The Hartford Tax-Free Minnesota Fund and The Hartford Tax-Free National Fund.



     The non-interested Directors who are members of the Executive Committee (i.e., Messrs. Freedman and Prince, Dr. Gavin, and Mss. King and Schenker) comprise the Nominating Committee of the Boards of Directors. The function of the Nominating Committee is to screen and select candidates to the Board of Directors. Any recommendations for nominees should be directed to the Secretary of Hartford Mutual Funds II or the Secretary of Fortis Securities, as the case may be, who will forward them to the Nominating Committee. A Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. The Nominating Committee met one time during the most recent full fiscal year of each of the Funds.



     The Board of Directors has also established an Investment Review Committee and a Dividend Declaration Committee. The members of the Investment Review Committee are Messrs. Freedman and Santow and Dr. Senbet, and the sole member of the Dividend Declaration Committee is Mr. Znamierowski. The Investment Review Committee met two times during the most recent full fiscal year of The Hartford U.S. Government Securities Fund and Fortis Securities, two times during the most recent full fiscal year of The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund and The Hartford Growth Fund, and three times during the most recent full fiscal year of The Hartford Tax-Free Minnesota Fund and The Hartford Tax-Free National Fund. The Dividend Declaration Committee acted by written action and did not meet.



     If the nominees to the Boards of Directors are elected, the composition of the Companies' standing committees of the Boards will change.



     INDEPENDENT ACCOUNTANTS. KPMG LLP has been selected as independent accountants for the Funds' current fiscal years. It is not expected that representatives of KPMG LLP will be present at the Meeting. The Board of Directors anticipates that, following the election of the nominees for Director, Ernst & Young LLP will be selected to replace KPMG LLP as independent accountants for the current fiscal year of each of the Funds comprising Hartford Mutual Funds II. Ernst & Young LLP was recently selected to act as independent accountants for 13 other registered investment companies within the Hartford Fund Family. KPMG LLP will remain the independent accountants for Fortis Securities through the fiscal year ending July 31, 2002.

Fund-Related Fees



     Audit Fees. During the following periods, the approximate aggregate fee paid to KPMG LLP for professional services rendered for the audit of the annual financial statements for each Fund was as follows:



                                    TABLE 3



                                                      FISCAL YEAR ENDED
                                                          8/31/2001
                                                      -----------------
SmallCap Growth Fund................................       $19,000
Growth Opportunities Fund...........................       $29,000
Value Opportunities Fund............................       $15,000
Growth Fund.........................................       $23,000



                                                      FISCAL YEAR ENDED
                                                          9/30/2001
                                                      -----------------
Tax-Free Minnesota Fund.............................       $12,000
Tax-Free National Fund..............................       $12,000



                                                      FISCAL YEAR ENDED
                                                          7/31/2001
                                                      -----------------
U.S. Government Securities Fund.....................       $19,000
Fortis Securities...................................       $18,000



     All Other Fees. For the Funds' most recently completed fiscal years, each Fund paid KPMG LLP approximately $3,675 for services relating to annual tax preparation.



Non-Fund Related Fees



     Financial Information Systems Design and Implementation Fees. No fees were paid by the Funds to KPMG LLP for the most recently completed fiscal year.



     All Other Fees. No additional fees were paid by the Funds to KPMG LLP for the most recently completed fiscal year.

     HOLDINGS AND REMUNERATION OF DIRECTORS. The following table discloses the dollar range of equity securities beneficially owned by each Director (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Director within the Hartford Fund Family.



                                    TABLE 4



                                                     AGGREGATE DOLLAR RANGE OF
                                                     EQUITY SECURITIES IN ALL
                                                       REGISTERED INVESTMENT
                                  DOLLAR RANGE OF      COMPANIES OVERSEEN BY
                                 EQUITY SECURITIES        DIRECTOR IN THE
NAME OF DIRECTOR                   IN THE FUNDS*       HARTFORD FUND FAMILY*
----------------                 -----------------   -------------------------
David M. Znamierowski..........  None                $10,001-$50,000
Lowndes Andrew Smith...........  None                Over $100,000
Phillip O. Peterson............  None                None
Robert M. Gavin................  None                $10,001-$50,000
Winifred Ellen Coleman.........  None                Over $100,000
Duane E. Hill..................  None                None
William Atchison O'Neill.......  None                $10,001-$50,000
Millard Handley Pryor, Jr. ....  None                $50,001-$100,000
John Kelley Springer...........  None                Over $100,000


---------------


* The valuation date for purposes of this Table 4 is May 7, 2002.



     The Companies do not pay salaries or compensation to any of their officers or Directors who are employed by The Hartford. The chart below sets forth the compensation paid by the Funds during their last full fiscal years and by the Hartford Fund Family for the year ended December 31, 2001 to the non-interested Directors who are nominees for reelection.



                                    TABLE 5



                                                                                                                TOTAL
                                                                        PENSION                             COMPENSATION
                                                                       RETIREMENT         ESTIMATED       PAID TO DIRECTORS
                                                                    BENEFITS ACCRUED   ANNUAL BENEFITS     BY ALL FUNDS IN
NAME OF PERSON,                  AGGREGATE COMPENSATION                AS PART OF            UPON         THE HARTFORD FUND
POSITION                            FROM THE FUNDS**                 FUND EXPENSES        RETIREMENT           FAMILY*
---------------        ------------------------------------------   ----------------   ----------------   -----------------
Dr. Robert M. Gavin,
 Director............  SmallCap Growth Fund.............   $1,421          $0                 $0               $46,050
                       Growth Opportunities Fund........   $6,520
                       Value Opportunities Fund.........   $  397
                       Growth Fund......................   $3,852
                       Tax-Free Minnesota Fund..........   $  321
                       Tax-Free National Fund...........   $  482
                       U.S. Government Securities          $2,184
                       Fund.............................
                       Fortis Securities................   $3,175

                                                                                                                TOTAL
                                                                        PENSION                             COMPENSATION
                                                                       RETIREMENT         ESTIMATED       PAID TO DIRECTORS
                                                                    BENEFITS ACCRUED   ANNUAL BENEFITS     BY ALL FUNDS IN
NAME OF PERSON,                  AGGREGATE COMPENSATION                AS PART OF            UPON         THE HARTFORD FUND
POSITION                            FROM THE FUNDS**                 FUND EXPENSES        RETIREMENT           FAMILY*
---------------        ------------------------------------------   ----------------   ----------------   -----------------
Phillip O. Peterson,
 Director............  SmallCap Growth Fund.............   $1,355          $0                 $0               $44,700
                       Growth Opportunities Fund........   $6,218
                       Value Opportunities Fund.........   $  378
                       Growth Fund......................   $3,673
                       Tax-Free Minnesota Fund..........   $  306
                       Tax-Free National Fund...........   $  460
                       U.S. Government Securities          $2,083
                       Fund.............................
                       Fortis Securities................   $3,125


---------------

 * As of December 31, 2001, three registered investment companies in the Hartford Fund Family paid compensation to the Directors.


** The most recent fiscal year ended on (i) August 31, 2001 for SmallCap Growth
   Fund, Growth Opportunities Fund, Value Opportunities Fund, and Growth Fund;
   (ii) September 30, 2001 for Tax-Free Minnesota Fund and Tax-Free National Fund; and (iii) July 31, 2001 for U.S. Government Securities Fund and Fortis Securities.



     The sales load for Class A shares of the Hartford Mutual Funds II is waived for present and former officers, Directors, and employees of the Company. This waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.



     Each Company's Charter provides that the Company, to the fullest extent permitted or required by Maryland or Minnesota law, as the case may be, and the federal securities laws, shall indemnify the Directors and officers of the Company. Neither Company's Charter, however, protects any Director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence, or reckless disregard or such person's duties.

     During the following periods, each Fund paid legal fees and expenses as set forth below to a law firm of which the Company's Secretary is a partner:



                                    TABLE 6



                                                      FISCAL YEAR ENDED
                                                          8/31/2001
                                                      -----------------
SmallCap Growth Fund................................       $ 6,600
Growth Opportunities Fund...........................       $33,279
Value Opportunities Fund............................       $   750
Growth Fund.........................................       $15,000


                                                      FISCAL YEAR ENDED
                                                          9/30/2001
                                                      -----------------
Tax-Free Minnesota Fund.............................       $   725
Tax-Free National Fund..............................       $ 1,050


                                                      FISCAL YEAR ENDED
                                                          7/31/2001
                                                      -----------------
U.S. Government Securities Fund.....................       $ 4,500
Fortis Securities...................................       $ 2,259



     To the knowledge of each Company, as of May 7, 2002, the officers and Directors of the Company as a group beneficially owned less than 1% of the outstanding shares of each Fund.



     RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Directors recommend that the shareholders vote for each nominee. Shareholders of each Company shall vote separately by Company for the election of Directors. For each Company, a majority of the votes properly cast in person or by proxy at the Meeting is required for the election of Directors. Shareholders have no cumulative voting rights. Abstentions or a vote withholding authority will be counted as present at the Meeting and will have the same effect as a vote against the election of Directors. Broker non-votes will not be counted in calculating the vote and will have no effect on the election of Directors.

                                  PROPOSAL II:
         ELIMINATION OF OR REVISIONS TO FUNDAMENTAL INVESTMENT POLICIES
                        (HARTFORD MUTUAL FUNDS II ONLY)


     As described in the following proposals, HIFSCO has recommended to the Board of Directors of Hartford Mutual Funds II, and the Board of Directors is recommending to shareholders, that fundamental investment policies of the Funds comprising Hartford Mutual Funds II be eliminated or revised. (For purposes of this section of the Proxy Statement, including Appendix A, the term "Fund" or "Funds" refers only to the Funds comprising Hartford Mutual Funds II.) The purpose of the proposals is in most cases to modernize the fundamental policies that are required under applicable law and to bring them in line with other fundamental policies in place, or expected to be put in place, for other Hartford mutual funds. No change in the Funds' investment strategies or approaches is expected as a result of the proposed changes to the Funds' fundamental investment policies. The Board of Directors is recommending that shareholders approve each of the proposals.


BACKGROUND


     Each of the Funds has adopted certain "fundamental" investment policies. Fundamental investment policies or restrictions can be changed only by shareholder vote. Some of the Funds' fundamental investment policies were adopted in order to comply with the requirements of the 1940 Act. Others were adopted in the past in response to regulatory, business, or industry requirements or conditions that in many cases no longer prevail. The specific proposals, and HIFSCO's reasons for recommending them, are described below. Many of the proposed new or revised fundamental policies are the same as those that currently apply to, or are expected to be adopted by, The Hartford Fund Family.



     The effect of implementing these proposals should be to reduce the compliance burdens of monitoring, and ensuring compliance with, varying sets of fundamental policies -- some differing from each other by only a few words -- across the Hartford Fund Family.


     If shareholders of a Fund do not approve a proposal, the fundamental investment policy in question will remain in effect for that Fund, and the Board of Directors will determine any further appropriate steps to be taken.

PROPOSALS

     Note: Appendix A to this Proxy Statement sets out the specific fundamental investment policies proposed to be eliminated or revised, and the text of any proposed revision. The descriptions of the proposed eliminations and/or revisions set out below are qualified in their entirety by reference to Appendix A.

  A. REVISION TO THE FUNDAMENTAL POLICY REGARDING INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.


     (The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund, The Hartford Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford U.S. Government Securities Fund)



     Each Fund is subject to a fundamental policy providing that the Fund will not concentrate its investments in a particular industry. The fundamental policy for the Growth Opportunities Fund, the SmallCap Growth Fund, and the U.S. Government Securities Fund states that this limitation does not apply to investments in government securities. In addition, for the SmallCap Growth Fund only, the fundamental policy states that gas, electric, water, and telephone companies will be considered to be in separate industries. If the proposed policy is approved, the fundamental policy of each Fund (except the Tax-Free Minnesota Fund and the Tax-Free National Fund) relating to the concentration of investments would state that a Fund may not:



        "purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."


     The existing fundamental policy of the Tax-Free Minnesota Fund and the Tax-Free National Fund states that neither Fund will:


        "invest 25% or more of its total assets in any particular industry, including limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. For purposes of this limit, the U.S. Government and the state and municipal governments, and their political subdivisions, are not considered a particular industry. (Municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities and are not subject to this limitation.)"



     If the proposed policy for the Tax-Free Minnesota Fund and the Tax-Free National Fund is approved, it will read the same as the proposed policy for each other Fund, except that the following parenthetical language will be added after the limitation: "(Tax exempt securities are not subject to this limitation unless they are backed only by the assets and revenues of non-governmental issuers; this limitation will not apply to tax exempt securities that have been refunded with U.S. Government securities.)" As a result, tax exempt securities will not be subject to the industry-concentration limit, unless they are backed only by the assets and revenues of non-governmental issuers.



     The 1940 Act requires that a Fund state its position regarding concentration in any industry. While the 1940 Act does not define what constitutes "concentration," the staff of the Securities and Exchange Commission takes the position that investment of more than 25% of a Fund's assets in an industry constitutes concentration.



     The proposed revision is recommended to standardize the fundamental policies of The Hartford Family. This revision, if approved, will not alter the investment practices of a Fund.



     A Fund that concentrates its investments in a particular industry or industries could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experience adverse changes, and it may be more volatile than one whose investments are more broadly distributed among industries.


  B. REVISION TO THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.


     (The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund, The Hartford Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford U.S. Government Securities Fund)


     If this proposal is approved, the fundamental investment policy relating to investments in real estate will be revised for each Fund. The revised policy would state that a Fund may not:

        "purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein."


     The proposed fundamental policy is substantially similar to the Funds' current policies and is being proposed to standardize the fundamental policies among The Hartford Fund Family. If adopted by shareholders of a Fund, this policy will not alter the Fund's investment practices.



     To the extent a Fund holds real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of the real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the cost of obtaining financing, which may result in a decrease in the value of such investments. In addition, in order to enforce its rights in the event of a default of these securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase a Fund's operating expenses and adversely affect the Fund's net asset value. Moreover, direct investments in real estate as well as certain real estate-related investments are considered "illiquid" and are subject to the risks associated with illiquid assets. These risks include the possibility that a Fund may be unable to dispose of the asset at a time when it may be advantageous to do so and that the asset may be worth less than the price at which a Fund values it for the purpose of determining net asset value.


  C. REVISION TO THE FUNDAMENTAL POLICY REGARDING PURCHASES AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.


     (The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund, The Hartford Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford U.S. Government Securities Fund)



     If this proposal is approved, the fundamental policies of the Funds relating to investments in commodities will be revised. The revised policy would state that a Fund may not:



        "purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind."



     The 1940 Act requires that a Fund state as a fundamental investment policy the extent to which it may engage in the purchase and sale of commodities. At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency, and securities index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes.



     If adopted by the shareholders of a Fund, the proposed policy will not alter the Fund's investment practices. The proposed policy is recommended to standardize the fundamental policies of The Hartford Fund Family and to provide the Funds with maximum investment flexibility permitted by applicable law. For the Growth Opportunities Fund, the Value Opportunities Fund, the Growth Fund, the Tax-Free Minnesota Fund, and the Tax-Free National Fund, the existing investment policy is generally similar to the proposed policy. For the U.S. Government Securities Fund and the SmallCap Growth Fund, the proposed policy provides greater investment flexibility than the current policies. The existing fundamental policy for the U.S. Government Securities Fund simply states that the Fund may not purchase commodities or contracts related to commodities. The existing policy for the SmallCap Growth Fund states that the Fund may not invest in commodities or contracts related to commodities unless the investment is for hedging purposes.



     The use by a Fund of financial futures contracts and other financial instruments (including those permitted under the proposed policy) entails certain risks, including the risk that the Fund's investment adviser may be unable to forecast market and currency exchange rate movements correctly. Should markets or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the financial instruments or may realize losses and thus be in a worse position than if such financial instruments had not been used. In addition, the imperfect correlation between movements in the prices or values of financial instruments and movements in the prices of any securities or currencies hedged using such instruments or used for cover may result in unanticipated losses. A Fund's ability to dispose of or close out its positions in financial instruments will depend on the availability of liquid markets in such instruments. The Fund may be unable to dispose of a financial instrument, or otherwise to close out its position in a financial instrument, at a time or price its adviser considers desirable, and so may be unable to realize a gain on such a financial instrument or limit a loss on such a financial instrument at a desired time or price.



     Each of the Funds is subject to a non-fundamental investment restriction prohibiting it from entering into stock index futures contracts, or acquiring options thereon, if initial margin deposits on all futures positions, plus the sum of premium payments for all unexpired options on stock index futures contracts, would exceed 5% of the Fund's total assets. Although this policy may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to that non-fundamental investment restriction.


  D. REVISION TO THE FUNDAMENTAL POLICY REGARDING THE MAKING OF LOANS TO OTHER PERSONS.


     (The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund, The Hartford Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford U.S. Government Securities Fund)

     The existing policy of each Fund states that generally the Fund may not make loans to other persons, but contains either a general or a specific statement of the types of loans that the Fund is nonetheless permitted to make. For example, this general prohibition is qualified for each Fund (other than the Growth Opportunities Fund) by the statement that certain loans of the Fund's portfolio securities will not be prohibited, in most cases, if such loans are secured and do not exceed a certain percentage of the value of the Fund's total assets. Also, each Fund's existing policy (except the Growth Opportunities Fund's policy) states that repurchase agreements and acquisitions of certain debt securities will not be considered loans. The Growth Opportunities Fund is permitted to make loans "to the extent permitted under the [1940 Act], as interpreted or modified from time to time by any regulatory authority having jurisdiction."


     If the proposed fundamental policy is approved, the existing policy relating to loans would be revised for each of the Funds. The revised policy would state that a Fund may not:


        "make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority."



This proposed policy imposes no limitations on a Fund's lending other than those imposed by the 1940 Act and applicable regulation. The proposed policy is also substantially similar to the existing policy of each of the Funds.



     When a Fund makes a loan, it takes the risk that the person or entity to which it makes the loan will be unable or unwilling to repay the loan. Any such failure to repay a loan or any delay in repaying a loan would likely result in a loss to the Fund. When a Fund loans its portfolio securities, the Fund has the potential to increase its current income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or other collateral and involve some risk to the Fund if the other party should default on its obligation to return the securities or to make related payments. If the other party should become involved in bankruptcy proceedings, the Fund may encounter a delay in recovery of or even a loss of rights in the collateral.



     If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund. Under current positions of the SEC staff, no Fund may lend securities with a value of greater than 33 1/3% of the value of the Fund's assets.

  E. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING THE MORTGAGE OF ASSETS.


     (The Hartford SmallCap Growth Fund and The Hartford U.S. Government Securities Fund)


     The SmallCap Growth Fund and the U.S. Government Securities Fund currently are subject to a fundamental policy providing that the Fund will not "mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing." If the shareholders of the Funds approve this proposal, the noted policy will be eliminated for the Funds.


     The existing policy appears to have been adopted by the Funds in response to state regulatory requirements that no longer apply. Although neither of the Funds currently intends to change its practices with respect to pledging or otherwise encumbering its assets, HIFSCO believes it would be in the best interests of the Funds to reserve the flexibility to permit the Funds to engage in these practices to the extent permitted by applicable law.



     Each of the Funds is currently subject to a non-fundamental investment restriction prohibiting it from pledging, mortgaging, or hypothecating its assets except to the extent required to secure permitted borrowings. (This limitation does not apply to, among other things, escrow arrangements or to margin requirements for futures or related options.) Although this policy may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to that non-fundamental investment restriction.



     Pledging or otherwise encumbering Fund assets entails certain risks. For instance, a Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, a Fund might not be able to recover some or all of the pledged assets.


  F. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING PARTICIPATION IN SECURITIES TRADING ACCOUNTS.


     (The Hartford SmallCap Growth Fund and The Hartford U.S. Government Securities Fund)


     The SmallCap Growth Fund and the U.S. Government Securities Fund currently are subject to a fundamental policy providing that the Funds will not "participate on a joint or a joint and several basis in any securities trading account." If the shareholders of the Funds approve this proposal, the noted policy will be eliminated for the Funds. This restriction is not required by law, and none of the other funds in The Hartford Fund Family has adopted such a restriction. Under certain circumstances, participation in joint trading accounts may be beneficial to a Fund, resulting in potentially lower trading costs and better execution. Participation in a joint trading account with affiliated persons of a Fund would likely require exemptive relief from the Securities and Exchange Commission.

     Elimination of the existing policy would allow the Funds to participate in joint or joint and several securities trading accounts with other affiliated funds to the extent permissible under applicable law (including any exemptive relief from the SEC).


  G. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING CERTAIN PURCHASES FROM AND SALES TO OFFICERS, DIRECTORS, AND EMPLOYEES.



     (The Hartford SmallCap Growth Fund and The Hartford U.S. Government Securities Fund)



     The SmallCap Growth Fund and the U.S. Government Securities Fund currently are subject to a fundamental policy providing that the Funds will not "purchase from or sell to any officer, director, or employee of the Fund, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock." If the shareholders of the Funds approve this proposal, the noted policy will be eliminated for the Funds. This restriction is not required by law, and none of the other funds in The Hartford Fund Family has adopted such a restriction. The restriction appears to be intended to restate existing prohibitions under applicable law against principal transactions between a Fund and certain affiliated persons.



  H. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING SHORT SALES.



     (The Hartford SmallCap Growth Fund and The Hartford U.S. Government Securities Fund)


     The SmallCap Growth Fund and the U.S. Government Securities Fund currently are subject to a fundamental policy providing that the Funds will not:

        "make short sales, except for sales 'against the box.' While a short sale is made by selling a security the Fund does not own, a short sale is 'against the box' to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost."

     A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. If the shareholders of the Funds approve this proposal, the noted policy will be eliminated for the Funds, thereby permitting the Funds to engage in short sales. The federal regulatory requirement that a Fund segregate certain of its assets against its exposure to short-sales places a practical limit on the number of short-sales a Fund may enter into. (This segregation requirement does not apply to short sales against the box.) The proposed change would provide the Funds with additional flexibility in pursuit of their investment objectives and would bring their fundamental investment policies in line with the other members of The Hartford Fund Family.

     A Fund's use of short sales involves certain risks, including potential losses if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. (Those losses could theoretically be unlimited in a case where a Fund was unable, for whatever reason, to close out its short position.) In addition, short positions may result in a loss if a portfolio strategy involving short sales is otherwise unsuccessful.


     Although the proposed elimination of this fundamental policy by the Funds would allow them to engage in short sales, neither of the Funds currently intends to do so. Each of the Funds is currently subject to a non-fundamental investment restriction prohibiting it from selling securities short or maintaining a short position, except for short sales against the box. Although this policy may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to that non-fundamental investment restriction.



  I. REVISION TO THE FUNDAMENTAL POLICIES REGARDING THE BORROWING OF MONEY, ISSUING OF SENIOR SECURITIES, AND PURCHASING SECURITIES ON MARGIN.



     (The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund, The Hartford Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford U.S. Government Securities Fund)


     If this proposal is approved by the shareholders of a Fund, the Fund's fundamental policies relating to the borrowing of money and issuance of senior securities will be combined to read as follows, and its restriction on purchasing securities on margin, if any, will be eliminated:


        "The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority."


     Each Fund (except for the Growth Opportunities Fund and the U.S. Government Securities Fund), is subject to a fundamental policy prohibit-ing the Fund from borrowing money (1) except on short-term credit that it needs for clearance of securities transactions and (2) except from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) in an amount that does not exceed 10% of the value of the Fund's total assets. These same Funds may not purchase any investment securities while outstanding bank borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets. The U.S. Government Securities Fund is subject to fundamental policies prohibiting it from borrowing money except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets and from purchasing securities on margin (except as may be necessary for the clearance of purchase and sale transactions). The Growth Opportunities Fund is subject to a fundamental policy prohibiting it from borrowing money and issuing senior securities, except as permitted under the 1940 Act. Each of the Funds (except the Growth Opportunities Fund) is also prohibited from purchasing securities on margin and issuing "senior securities," which prohibitions are generally viewed as limiting the degree to which a Fund may use leverage.



     The 1940 Act generally permits a mutual fund to borrow money from a bank in an amount equal to one-third of its total assets, including the amount borrowed. A mutual fund may engage in other types of transactions that create leverage, such as reverse repurchase agreements, if they comply with various regulatory requirements (for example, the segregation of assets). This proposal is recommended to give a Fund the flexibility to borrow to the full extent consistent with law or regulatory interpretation and to standardize the fundamental policies regarding borrowing for all of the funds of The Hartford Fund Family.


     The change would afford a Fund increased flexibility to borrow money for administrative purposes, including satisfying redemptions of the Fund's shares. This may minimize situations in which the Fund is forced to sell portfolio securities, at possibly disadvantageous prices, in order to satisfy redemption requests.


     The proposed policy would permit a Fund to borrow money for the purpose of investing in additional securities, although none of the Funds has a present intention of doing so. This practice, known as "leverage," would increase a Fund's market exposure and its risk. When a Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The Fund would also incur interest expense on borrowed money. The extent to which a Fund borrows money and the amount it may borrow depend, in part, on market conditions and interest rates. Successful use of leverage would depend on the investment adviser's ability to predict market movements correctly.

     Each of the Funds is currently subject to a non-fundamental investment restriction prohibiting it from purchasing any security on margin (except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). That policy does not apply to margin arrangements in connection with futures contracts or related options. In addition, each Fund is subject to a non-fundamental policy prohibiting it from purchasing securities while outstanding borrowings exceed 5% of its total assets. Although these policies may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to those non-fundamental investment restrictions.



  J. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING THE PURCHASE OF SECURITIES OF ISSUERS WHERE OFFICERS OR DIRECTORS OWN CERTAIN BENEFICIAL AMOUNTS.



     (The Hartford U.S. Government Securities Fund)



     The U.S. Government Securities Fund is subject to a fundamental policy prohibiting the Fund from "[p]urchas[ing] or retain[ing] the securities of any issuer, if, to the Fund's knowledge, those officers or directors of the Fund or of its investment adviser who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together owned beneficially more than 5% of such outstanding securities." If this proposal is approved by the shareholders of the Fund, the policy will be eliminated, thereby permitting the Fund to purchase or retain such securities.



     This policy appears to have been adopted by the Fund in response to state regulatory requirements which no longer apply. Although the Fund does not intend to change its current practices in this regard, the proposal is recommended to reserve the flexibility of the Fund to make such investments to the extent permitted by applicable law. The proposal is also recommended in order to conform the fundamental policies of this Fund to those of The Hartford Fund Family.



  K. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN PUTS AND CALLS.



     (The Hartford U.S. Government Securities Fund)


     The U.S. Government Securities Fund is subject to a fundamental policy prohibiting the Fund from investing in puts or calls. If this proposal is approved by the shareholders of the Fund, the policy will be eliminated, thereby permitting the Fund to invest in puts and calls.

     This policy appears to have been adopted by the Fund in response to state regulatory requirements which no longer apply. Although the Fund does not currently intend to change its practices with respect to purchasing or writing puts or calls, the proposal is recommended to reserve the flexibility of the Fund to engage in these practices to the extent permitted by applicable law. The proposal is also recommended in order to conform the fundamental policies of this Fund to those of The Hartford Fund Family.


     A "put" option gives the purchaser, in return for the payment of the option premium, the right to sell a security to the issuer of the option at a specified exercise price prior to the expiration of the option. A "call" option gives the purchaser, in return for the payment of the option premium, the right to purchase a security from the issuer of the option at a specified exercise price prior to expiration of the option.


     Investing in puts or calls entails certain risks. The Fund may wish to purchase puts or calls to hedge against an increase in the price of securities that the Fund wishes to buy or to protect portfolio holdings against a decline in a security's market value or to increase its investment return. In order for a put or call to be profitable, the market price of the underlying security must increase or decrease (depending on the type of option) sufficiently to cover the premium and transaction costs the Fund must pay. These costs will reduce any profit the Fund might have realized had it purchased or sold the underlying security instead of purchasing the put or call. Similarly, a Fund may write puts or calls to hedge against fluctuations in market value or to earn additional income. When a Fund writes a call option, it gives up the right to any appreciation in the value of the underlying security over the exercise price. When a Fund writes a put option, it takes the risk that it will be required to purchase the underlying security at a price above its market price at the time of exercise. Use of puts or calls may result in losses to a Fund if the Fund's investment adviser incorrectly predicts market movements or other events, or if changes in the prices of the puts or calls and of the securities that are the subject of a hedge do not correlate as anticipated.


  L. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN REPURCHASE AGREEMENTS.


     (The Hartford U.S. Government Securities Fund)



     The U.S. Government Securities Fund is subject to a fundamental policy prohibiting the Fund from investing more than 10% of its total assets in repurchase agreements maturing in more than seven days. If this proposal is approved by the shareholders of the Fund, the policy will be eliminated.


     The proposal is recommended because the restriction is not required by law and its elimination will assist in conforming the fundamental policies of this

Fund to those of The Hartford Fund Family. If adopted by the shareholders of the Fund, the elimination of the proposed policy will not alter the Fund's investment practices.


     When a Fund enters into a repurchase agreement, it purchases a security and simultaneously enters into an agreement to resell the security to the counterparty for the same price plus an amount representing interest for the term of the agreement. A repurchase agreement may be seen as a loan by the Fund secured by the security subject to the repurchase agreement. Repurchase agreements carry the risk that the seller will default and the market value of the underlying security will have declined below the resale price.


     While the investment adviser will monitor the Fund's repurchase agreements to ensure that the value of the underlying security will be at least equal at all times to the total amount of the repurchase obligation, there is no guarantee that, upon a default by the seller, the Fund would not realize a loss on the sale of the underlying security. A later maturity date for the agreement theoretically increases the credit risk to which the Fund is exposed under the repurchase agreement. In addition, repurchase agreements maturing in more than seven days may be seen to be illiquid investments. However, such investments will be subject to limitations otherwise applicable to the Fund limiting the Fund's ability to hold illiquid investments. The staff of the Securities and Exchange Commission currently takes the position that an open-end investment company may not invest more than 15% of its net assets in illiquid investments(and the Fund is subject to a similar non-fundamental policy).


  M. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING INVESTMENT GRADE MUNICIPAL SECURITIES.


     (The Hartford Tax-Free Minnesota Fund and The Hartford Tax-Free National
     Fund)



     The Tax-Free Minnesota Fund and the Tax-Free National Fund are each subject to a fundamental policy requiring that at least 90% of the municipal securities purchased by the Fund be of "investment grade" quality. If this proposal is approved by the shareholders of a Fund, the policy will be eliminated, thereby permitting the Fund to purchase a greater number of municipal securities that are below investment grade.



     Securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A", or "Baa" by Moody's Investors Service, Inc. or "AAA", "AA", "A", or "BBB" by Standard & Poor's Ratings Services) (or, if unrated, securities of comparable quality as determined by a Fund's investment manager) are generally referred to as "investment grade" securities. Securities rated below investment grade are commonly referred to as "high yield-high risk debt securities" or "junk bonds". These securities are considered to be of poor standing and predominantly speculative. If a Fund were to increase its holdings of municipal securities that were below investment grade, the Fund would be subject to a greater risk of loss on its investment.

     The proposed elimination of this fundamental policy by the Funds would provide the Funds with additional flexibility in pursuit of their investment objectives. Neither Fund, however, currently intends to change its investment strategy with respect to the purchase of municipal securities that are below investment grade.


     There are special risks associated with investment in high-yield, lower-grade debt securities. The credit risks of a fund that invests in lower-grade securities are higher than those of funds that buy only investment grade securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund's share prices and the income it earns.



     While investment grade securities are subject to risks of non-payment of interest and principal, generally, higher yielding, lower-grade bonds, whether rated or unrated, have greater risks than investment grade securities. The market for lower-grade securities may be less liquid, especially during times of general economic distress, and therefore such securities may be harder to sell at an acceptable price.



     RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Board of Directors recommends that shareholders vote for each of the foregoing proposals. Approval by a Fund of the foregoing proposals requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Abstentions and broker non-votes will have the effect of negative votes on each matter set out in this Proposal II. Approval by the shareholders of any individual Fund of any of the individual items of this Proposal II will be effective regardless of the outcome of shareholder voting for that Fund in connection with Proposal I or any of the other items of this Proposal II.

                               III. MISCELLANEOUS


     Share ownership information. To the knowledge of each Company, as of May 7, 2002, the officers and Directors of the Company as a group beneficially owned less than 1% of the outstanding shares of each Fund.



     As of May 7, 2002, no person to the knowledge of Fortis Securities owned of record or beneficially more than 5% of the shares of Fortis Securities. To the knowledge of Hartford Mutual Funds II, as of May 7, 2002, no person owned of record or beneficially more than 5% of the outstanding shares of any of a class of shares of a Fund, other than the following:



                                    TABLE 7



                                          CLASS A              CLASS B              CLASS C              CLASS Y
                                     ------------------   ------------------   ------------------   ------------------
                                     (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                                     (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                                     ------------------   ------------------   ------------------   ------------------
SMALLCAP GROWTH FUND
Edward D. Jones & Co. .............          23,924                3,683
  For the Sole Benefit of Its                   26%                  13%
  Customers
  Maryland Heights, MO
US Bank National                              6,590
  Association C/F..................              7%
  William A Noyce IRA
  Broomfield, CO
US Bank National                              4,603
  Association C/F..................              5%
  Patricia J Noyce IRA
  Broomfield, CO
US Bank National                                                   1,416
  Association C/F..................                                   5%
  Ricardo A Valdes Jr
  Rollover IRA
  San Antonio, TX
Wells Fargo Investments                                                                4,484
  LLC..............................                                                      14%
  A/C 7200-5928
  Minneapolis, MN
Wells Fargo Investments                                                               11,832
  LLC..............................                                                      37%
  A/C 1716-5112
  Minneapolis, MN
HL Investment Advisors.............                                                                            48
  Hartford, CT                                                                                                97%

GROWTH OPPORTUNITIES FUND
Edward D. Jones & Co. .............          32,123
  For the Sole Benefit of Its                   36%
  Customers
  Maryland Heights, MO

                                          CLASS A              CLASS B              CLASS C              CLASS Y
                                     ------------------   ------------------   ------------------   ------------------
                                     (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                                     (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                                     ------------------   ------------------   ------------------   ------------------
Wachovia Securities Inc............                                1,723
  FBO 315-31353-18                                                    5%
  Charlotte, NC
Wachovia Securities Inc............                                1,590
  FBO 315-49821-14                                                    5%
  Charlotte, NC
Donaldson Lufkin Jenrette                                          2,114
  Securities Corporation Inc. .....                                   7%
  Jersey City, NJ
US Bank National                                                                       1,610
  Association C/F..................                                                       6%
  Carol S Atha Rollover IRA
  Fairmont, WV
US Bank National                                                                       2,026
  Association C/F..................                                                       8%
  Richard L McVicker Rollover IRA
  Mannington, WV
NFSC FEBO..........................                                                    1,338
  Eleanor M Toomey                                                                        5%
  Osterville, MA
US Bank National                                                                       2,547
  Association C/F..................                                                      10%
  Dolores F Posey IRA
  Fairmont, WV
Legg Mason Wood Walker                                                                 1,392
  Inc..............................                                                       5%
  495-00093-18
  Baltimore, MD
HL Investment Advisors.............                                                                            49
  Hartford, CT                                                                                                97%

VALUE OPPORTUNITIES FUND
Edward D. Jones & Co. .............          72,746                4,080
  For the Sole Benefit of Its                   61%                  21%
  Customers
  Maryland Heights, MO
AG Edwards & Sons Inc                         9,855
  C/F..............................              8%
  Robert Willcoxon IRA
  Jooplin, MO
Ken L Nelson.......................                                1,954
  Frederic, WI                                                       10%
Salomon Smith Barney Inc. .........                                  983
  00160467448                                                         5%
  New York, NY

                                          CLASS A              CLASS B              CLASS C              CLASS Y
                                     ------------------   ------------------   ------------------   ------------------
                                     (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                                     (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                                     ------------------   ------------------   ------------------   ------------------
RBC Dain Rauscher C/F..............                                1,639
  Anthony Cherek Simple                                               8%
  IRA
  Bellevue Insurance
  Omaha, NE
US Bank National                                                   2,009
  Association C/F..................                                  10%
  Janet L Lamb Rollover IRA
  Portland, OR
J M S LLC Custodian FBO............                                2,341
  Loraine T Masanis IRA                                              12%
  Philadelphia, PA
Wachovia Securities Inc............                                                    1,068
  FBO 205-82691-15                                                                        9%
  Charlotte, NC
Legg Mason Wood Walker                                                                 1,036
  Inc..............................                                                       9%
  495-70061-19
  Baltimore, MD
Donaldson Lufkin Jenrette                                                              2,553
  Securities Corporation Inc. .....                                                      22%
  Jersey City, NJ
First Clearing Corporation.........                                                    2,067
  A/C 7666-4442                                                                          18%
  Linda Stout
  Houston, TX
HL Investment Advisors.............                                                                            83
  Hartford, CT                                                                                                42%
US Bank National                                                                                              113
  Association C/F..................                                                                           56%
  Jerry F Vermeire SEP
  Seattle, WA

GROWTH FUND
Edward D. Jones & Co. .............          93,307                6,072
  For the Sole Benefit of Its                   49%                  15%
  Customers
  Maryland Heights, MO
US Bank National                              9,716
  Association C/F..................              5%
  William A Noyce IRA
  Broomfield, CO
NFSC FEBO..........................                                4,415
  Louanna L White                                                    11%
  Severna Park, MD
US Bank National                                                                       4,914
  Association C/F..................                                                      13%
  Carol S Atha Rollover IRA
  Fairmont, WV

                                          CLASS A              CLASS B              CLASS C              CLASS Y
                                     ------------------   ------------------   ------------------   ------------------
                                     (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                                     (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                                     ------------------   ------------------   ------------------   ------------------
US Bank National                                                                       3,260
  Association C/F..................                                                       8%
  Kenneth C Brand Jr IRA
  Fairmont, WV
US Bank National                                                                       3,851
  Association C/F..................                                                      10%
  Dolores F Posey IRA
  Fairmont, WV
HL Investment Advisors.............                                                                            66
  Hartford, CT                                                                                                97%

TAX-FREE MINNESOTA FUND
Edward D. Jones & Co. .............           8,284
  For the Sole Benefit of Its                   39%
  Customers
  Maryland Heights, MO
Raymond James & Assoc                         1,407
  Inc. ............................              6%
  FBO Christenses Ros
  St. Petersburg, FL
Raymond James & Assoc                         2,799
  Inc. ............................             13%
  FBO Riley Bros Cons
  St. Petersburg, FL
Raymond James & Assoc                         1,897
  Inc. ............................              9%
  FBO Riley Robert
  St. Petersburg, FL
Raymond James & Assoc                         1,866
  Inc. ............................              8%
  FBO Griffith Willia
  St. Petersburg, FL
First Clearing Corporation.........           2,547
  Stewart T Case Trust                          12%
  Stewart T Case Ttee
  Rochester, MN
HL Investment Advisors.............                                   98                                       98
  Hartford, CT                                                       22%                                      97%
Howard Jerles......................                                  326
  Howard Jerles JTWROS                                               75%
  Redkey, IN
Wells Fargo Investments                                                                  972
  LLC..............................                                                      44%
  A/C 2176-0279
  Minneapolis, MN
Wells Fargo Investments                                                                1,063
  LLC..............................                                                      48%
  A/C 4103-0539
  Minneapolis, MN

                                       CLASS L              CLASS M              CLASS N              CLASS H
                                  ------------------   ------------------   ------------------   ------------------
                                  (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                                  (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                                  ------------------   ------------------   ------------------   ------------------
TAX-FREE MINNESOTA FUND
Ervin Ruschmeyer................        16,808
  Amanda                                    5%
  Ruschmeyer
  JTWROS
  Gibbon, MN
Ruth R. Gillespie...............        38,399
  Pine City, MN                            11%
Berry Mae Nelson                        47,604
  TOD...........................           14%
  Bellingham, MN
Ernest C Radunz.................        17,639
  Litchfield, MN                            5%
Elsie M. Krostue                                              9,772
  TOD...........................                                18%
  Bemidji, MN
Kenneth Clambey                                               3,483
  TTEE..........................                                 6%
  Winifred Clambey TTEE
  FBO Kenneth Clambey Living
  Trust
  Fergus Falls, MN
Mildred J Daily TOD.............                              2,939
  Grand Forks, MN                                                5%
Thomas L. Blanchette                                          5,373
  TOD...........................                                 9%
  Medina, MN
Jerome R. & Sharon                                           10,013
  K. Bofferding.................                                18%
  Maple Grove, MN
Donaldson Lufkin                                              5,672
  Jenrette Securities...........                                10%
  Corporation, Inc.
  Jersey City, NY
Harvey Hagedorn                                                                    1,215
  TOD...........................                                                      6%
  Winnebago, MN
Theodore Pulasky................                                                   1,811
  C/F Brandie L.                                                                      9%
  Pearson UTMA
  Donnelly, MN
Henry A. & Patricia                                                                2,456
  E. Prchal.....................                                                     12%
  JTTEN
  Young America, MN
James Michael Olson.............                                                   1,229
  Valerie J Olson                                                                     6%
  JTWROS
  Hawick, MN

                                       CLASS L              CLASS M              CLASS N              CLASS H
                                  ------------------   ------------------   ------------------   ------------------
                                  (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                                  (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                                  ------------------   ------------------   ------------------   ------------------
Catherine A. Estrem                                                                2,679
  TOD...........................                                                     13%
  Maplewood, MN
Lyle W. Jahnke TOD..............                                                   6,052
  Olivia, MN                                                                         30%
Edward & Patronvilla                                                                                    5,995
  Rauchwarter...................                                                                           6%
  JTWROS TOD
  St. Paul, MN
Jean S. & John                                                                                          6,408
  H. Bravis.....................                                                                           6%
  TTEE FBO
  The Jean S. Bravis Trust
  Minneapolis, MN
Mary C. Jackson.................                                                                       17,746
  Minneapolis, MN                                                                                         18%
US Bancorp Piper                                                                                       10,508
  Jaffray.......................                                                                          11%
  A/C 1008-3096
  Minneapolis, MN
Robert W. Baird &                                                                                      36,394
  Co. Inc. .....................                                                                          38%
A/C 5490-4736
Milwaukee, WI



                                       CLASS A              CLASS B              CLASS C              CLASS Y
                                  ------------------   ------------------   ------------------   ------------------
                                  (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                                  (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                                  ------------------   ------------------   ------------------   ------------------
TAX-FREE NATIONAL FUND
Edward D. Jones & Co. ..........         129,333                2,708               3,703
  For the Sole Benefit of Its                68%                  10%                  7%
  Customers
  Maryland Heights, MO
Julia M. Devries &                        18,693
  George Devries TTEE...........              9%
  Devries Revocable Trust
  Waupun, WI
Donald S Fifield................                                1,650
  Marian J Fifield JTWROS                                          6%
  Thetford Ctr, VT
Janet M Schwankhaus.............                                1,452
  Okawville, IL                                                    5%
LPL Financial Services..........                                2,098
  A/C 3506-0958                                                    8%
  San Diego, CA
Donnae J Fotinos................                                1,394
  Denver, CO                                                       5%

                                 CLASS A              CLASS B              CLASS C              CLASS Y
                            ------------------   ------------------   ------------------   ------------------
                            (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                            (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                            ------------------   ------------------   ------------------   ------------------
US Bank National                                          2,079
  Association C/F.........                                   8%
  Richard A Gilmore
  Rollover IRA
  Portland, OR
NFSC FEBO.................                                3,687
  Darrell Logson                                            14%
  Odessa, TX
NFSC FEBO.................                                8,385
  Mary Jo Brumley                                           33%
  Judy H Childs
  E Prescott TTEE
  Elizabeth Maddox
  Winchester
  Irrevocable Education
  Trust
  San Antonio, TX
Esther J Morelli..........                                                    5,450
  Paoli, PA                                                                     11%
Wells Fargo Investments                                                      13,514
  LLC.....................                                                      29%
  A/C 3463-2079
  Minneapolis, MN
Soo Walsh.................                                                    3,703
  Danbury, CT                                                                    7%
Raymond James & Assoc                                                        13,587
  Inc. ...................                                                      29%
  FBO Morse
  St Petersburg, FL
HL Investment Advisors....                                                                            92
  Hartford, CT                                                                                       97%



                                 CLASS M              CLASS N              CLASS H
                            ------------------   ------------------   ------------------
                            (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                            (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                            ------------------   ------------------   ------------------
TAX-FREE NATIONAL FUND
US Bancorp Piper                    12,466
  Jaffray, Inc. ..........              7%
  C/F Mildred Granger
  Grand Forks, ND
Harold M. Sales...........          15,255
  TTEE FBO Florence                     9%
  E. Sales Trust
  Englewood, CO
Anthony Ciccarino                   18,602
  TOD.....................             10%
  Amsterdam, NY
Wells Fargo                         21,025
  Investments,............             12%
  A/C #2126-6510
  San Francisco, CA

                                 CLASS M              CLASS N              CLASS H
                            ------------------   ------------------   ------------------
                            (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                            (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                            ------------------   ------------------   ------------------
Elvada M. Torsiello                 37,733
  TOD.....................             22%
  Amsterdam, NY
Sheldon Schram TOD........                                4,036
  West Paterson, NJ                                          6%
Paine Webber..............                                4,555
  FBO Joan C.                                                7%
  Steadman-Cook
  Westerly, RI
Jeanie M. Chresos.........                                4,275
  Parma, OH                                                  7%
Ethel L. Robb TOD.........                                9,526
  Sheryl L. Abraham                                         16%
  POA
  Sandy, OR
Janice M Kracht...........                                3,722
  James W Kracht                                             6%
  JTWROS
  Coon Rapids, IA
Maurice T. Moler..........                                                   34,320
  TTEE FBO Maurice                                                              11%
  T. Moler Trust
  c/o Sharon Kasey
  Charleston, IL
US Bancorp Piper
  Jaffray.................                                                   24,660
  Minneapolis, MN                                                                7%
David L. Ashworth.........                                                   15,817
  Grafton, VA                                                                    5%



                                      CLASS A              CLASS B              CLASS C              CLASS Y
                                 ------------------   ------------------   ------------------   ------------------
                                 (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                                 (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                                 ------------------   ------------------   ------------------   ------------------
U.S. GOVERNMENT SECURITIES FUND
Edward D. Jones & Co. .........          75,520
  For the Sole Benefit of its               23%
  Customers
  Maryland Heights, MO
NFSC FEBO......................          34,198
  NFS/FMTC Rollover IRA                     10%
  John P. Hine
  Rome, GA
US Bank National                                              10,736
  Association C/F..............                                   5%
  Frederick C Meyer IRA
  Waukesha, WI
Scott & Stringfellow Inc.......                                9,828
  FBO 876629791                                                   5%
  Richmond, VA

                                 CLASS A              CLASS B              CLASS C              CLASS Y
                            ------------------   ------------------   ------------------   ------------------
                            (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)   (NUMBER OF SHARES)
                            (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)   (PERCENT OF CLASS)
                            ------------------   ------------------   ------------------   ------------------
US Bank National                                         22,188
  Association C/F.........                                  11%
  Patricia L Lawson IRA
  Louisville, KY
US Bank National                                         13,596
  Association C/F.........                                   7%
  Michael D Molina
  Rollover IRA
  San Diego, CA
US Bank National                                                             14,725
  Association C/F.........                                                       7%
  Richard L McVicker
  Rollover IRA
  Mannington, MV
NFSC FEBO.................                                                   26,724
  NFS/FMTC Rollover IRA                                                         13%
  FBO L Samuel Kirkland
  Thomnsville, GA
NFSC FEBO.................                                                   12,105
  NFS/FMTC IRA                                                                   6%
  FBO Loudell Pearson
  Rome, GA
Raymond James & Assoc                                                        20,942
  Inc.....................                                                      10%
  FBO Hammock Trust
  St. Petersburg, FL
HL Investment Advisors....                                                                           107
  Hartford, CT                                                                                       97%



                                 CLASS N
                            ------------------
                            (NUMBER OF SHARES)
                            (PERCENT OF CLASS)
                            ------------------
U.S. GOVERNMENT SECURITIES
  FUND
Horace Snipes.............          11,954
  McMinnville, TN                       5%
Donaldson Lufkin                    24,756
  Jenrette Securities.....             11%
  Corporation Inc
  Jersey City, NJ

     Quorum. The presence, either in person or by proxy, of shareholders owning a majority of shares of a Company entitled to vote at the Meeting shall constitute a quorum with respect to that Company. As to any matter to be considered separately by a Fund, the presence, either in person or by proxy, of shareholders owning a majority of shares of that Fund entitled to vote at the Meeting shall constitute a quorum with respect to that matter.



     SEC filings. Based on the records of Fortis Securities, the Company believes that all SEC filing requirements applicable to its Directors and officers pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, with respect to the Company's fiscal year ending July 31, 2001, were satisfied.



     Other business. The Boards of Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is each Board's intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy card.



     Solicitation of proxies. In addition to the solicitation of proxies by mail, the Boards of Directors and employees of HIFSCO or its affiliates may solicit proxies in person or by telephone. Hartford Mutual Funds II has retained
D. F. King & Co., Inc., to aid in the solicitation of proxies. The costs of retaining D. F. King & Co., Inc. and other expenses incurred in connection with the solicitation of proxies will be borne by The Hartford. The anticipated cost associated with the solicitation of proxies by The Hartford is $247,400.


     Adjournment. In the event a quorum is not obtained or that sufficient votes in favor of the proposals set forth in the accompanying Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on any proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the proposal as they deem advisable. For Hartford Mutual Funds II, any adjournment will require a vote in favor of the adjournment by the holders of a majority of the votes cast on the question in person or by proxy at the Meeting (or any adjournment of the Meeting). For Fortis Securities, any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Meeting (or any adjournment of the Meeting).


     Provided that there is a quorum, a shareholder vote may be taken for one or more of the proposals in this Proxy Statement prior to any adjournment. All proposals receiving a sufficient number of votes for approval prior to any adjournment shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise. The persons named as proxies will vote in favor of or against adjournment as to a proposal the number of shares they are entitled to vote in favor of or against the proposal, as the case may be; they will abstain as to adjournment those shares they are entitled to abstain from voting on the proposal. The costs of any additional solicitation of proxies and of any adjourned session with regard to a proposal will be borne by The Hartford (see "Solicitation of proxies" above).



     Tabulation of votes. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the Companies to act as tellers for the Meeting. The tellers will count the total number of votes cast "FOR" the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.



     Date for receipt of shareholders' proposals for subsequent meetings of shareholders. The Charter of the Hartford Mutual Funds II does not provide for annual meetings of shareholders, and the Company does not currently intend to hold such a meeting in 2002. Shareholder proposals for inclusion in the Company's proxy statement for any subsequent meeting must be received by the Company a reasonable period of time prior to any such meeting.


     With respect to Fortis Securities, proposals of shareholders intended to be presented at the 2002 annual shareholders' meeting must be received at the Company's offices by July 15, 2002, in order to be considered for inclusion in the Company's proxy statement and form of proxy for the 2002 annual meeting.


June 6, 2002

                                   APPENDIX A

     The following tables outline the proposed changes in the fundamental policies for each Fund, stating the current policy and the proposed revised policy.

                      THE HARTFORD TAX-FREE MINNESOTA FUND
                      THE HARTFORD TAX-FREE NATIONAL FUND


PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.A. Proposal to revise     Neither Fund will "invest    Neither Fund will
      fundamental policy     25% or more of its total     "purchase the securities
      regarding investment   assets in any particular     of any issuer (other than
      concentrations         industry, including          securities issued or
      within a particular    limited obligation bonds     guaranteed by the U.S.
      industry.              payable only from revenues   government or any of its
                             derived from facilities or   agencies or
                             projects within a single     instrumentalities) if, as
                             industry. For purposes of    a result, more than 25% of
                             this limit, the U.S.         the Fund's total assets
                             Government and the state     would be invested in the
                             and municipal governments,   securities of companies
                             and their political          whose principal business
                             subdivisions, are not con-   activities are in the same
                             sidered a particular         industry. (Tax exempt
                             industry. (Municipal bonds   securities are not subject
                             refunded with U.S.           to this limitation unless
                             Government securities will   they are backed by the
                             be treated as investment     assets and revenues of
                             in U.S. Government           non- governmental issuers;
                             securities and are not       this limitation will not
                             subject to this              apply to tax exempt
                             limitation.)"                securities that have been
                                                          refunded with U.S.
                                                          Government securities.)"

II.B. Proposal to revise     Neither Fund will "invest    Neither Fund will
      fundamental policy     directly in real estate or   "purchase or sell real
      regarding              interests in real estate;    estate unless acquired as
      investments in real    however, the Funds may       a result of ownership of
      estate or interests    invest in interests in       securities or other
      therein.               debt securities secured by   instruments, although it
                             real estate or interests     may purchase securities
                             therein, or debt se-         secured by real estate or
                             curities issued by           interests therein, or
                             companies which invest in    securities issued by
                             real estate or interests     companies which invest in
                             therein."                    real estate or interests
                                                          therein."

                      THE HARTFORD TAX-FREE MINNESOTA FUND

PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.C. Proposal to revise     Neither Fund will            Neither Fund will
      fundamental policy     "purchase or sell physical   "purchase or sell
      regarding purchases    commodities (such as         commodities or com-
      and sales of           grains, livestock, etc.)     modities contracts, except
      commodities and        or futures or options        that [each] Fund may
      commodities            contracts thereon;           purchase or sell financial
      contracts.             however, the Funds may       futures contracts, options
                             purchase or sell any forms   on financial futures
                             of financial instruments     contracts and futures
                             or contracts that might be   contracts, forward
                             deemed commodities."         contracts, and options
                                                          with respect to foreign
                                                          currencies, and may enter
                                                          into swap transactions or
                                                          other financial
                                                          transactions of any kind."

II.D. Proposal to revise     Neither Fund will "make      Neither Fund will "make
      fundamental policy     loans to other persons,      loans, except to the
      regarding the making   except that it may lend      extent consistent with the
      of loans to other      its portfolio securities     Investment Company Act of
      persons.               in an amount not to exceed   1940, as amended, and the
                             33 1/3% of the value of      rules and regulations
                             its total assets             thereunder, or as may
                             (including the amount        otherwise be permitted
                             lent) if such loans are      from time to time by
                             secured by collateral at     regulatory authority."
                             least equal to the market
                             value of the securities
                             lent, provided that such
                             collateral shall be
                             limited to cash, secu-
                             rities issued or
                             guaranteed by the U.S.
                             Government or its agencies
                             or instrumentalities,
                             certificates of deposit or
                             other high-grade,
                             short-term obligations or
                             interest-bearing cash
                             equivalents. Loans shall
                             not be deemed to include
                             repurchase agreements or
                             the purchase or
                             acquisition of a portion
                             of an issue of notes,
                             bonds, debentures, or
                             other debt securities,
                             whether or not such
                             purchase or acquisition is
                             made upon the original
                             issuance of the
                             securities. ("Total
                             assets" of a Fund includes
                             the amount lent as well as
                             the collateral securing
                             such loans.)"

                      THE HARTFORD TAX-FREE MINNESOTA FUND

PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.I. Proposal to revise     Neither Fund will            Neither Fund will "borrow
      fundamental policy     "purchase securities on      money or issue any class
      regarding the          margin or otherwise borrow   of senior securities,
      borrowing of money,    money or issue senior        except to the extent
      issuing of senior      securities, except that      consistent with the
      securities and         the Fund, in accordance      Investment Company Act of
      purchasing             with its investment          1940, as amended, and the
      securities on mar-     objectives and policies,     rules and regulations
      gin.                   may purchase securities on   thereunder, or as may
                             a when-issued, delayed       otherwise be permitted
                             delivery, or forward         from time to time by
                             commitment basis             regulatory authority."
                             (including the entering
                             into of "roll"
                             transactions). The Fund
                             may also obtain such
                             short-term credit as it
                             needs for the clearance of
                             securities transactions,
                             and may borrow from a bank
                             as a temporary measure to
                             facilitate redemptions
                             (but not for leveraging or
                             investment) in an amount
                             that does not exceed 10%
                             of the value of the Fund's
                             total assets. Investment
                             securities will not be
                             purchased while
                             outstanding bank
                             borrowings (including
                             "roll" transactions)
                             exceed 5% of the value of
                             the Fund's total assets."

II.M. Proposal to            "At least 90% of the         The current policy will be
      eliminate              municipal securities         eliminated.
      fundamental policy     purchased by [each Fund]
      regarding investment   will be of 'investment
      grade municipal        grade' quality."
      securities.

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD VALUE OPPORTUNITIES FUND


PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.A. Proposal to revise     Neither Fund will "concen-   Neither Fund will
      fundamental policy     trate its investments,       "purchase the securities
      regarding investment   that is, invest more than    of any issuer (other than
      concentrations         25% of the value of its      securities issued or
      within a particular    assets in any particular     guaranteed by the U.S.
      industry.              industry."                   government or any of its
                                                          agencies or
                                                          instrumentalities) if, as
                                                          a result, more than 25% of
                                                          the Fund's total assets
                                                          would be invested in the
                                                          securities of companies
                                                          whose principal business
                                                          activities are in the same
                                                          industry."

II.B. Proposal to revise     Neither Fund will "invest    Neither Fund will
      fundamental policy     directly in real estate or   "purchase or sell real
      regarding              interests in real estate;    estate unless acquired as
      investments in real    however, the Funds may       a result of ownership of
      estate or interests    invest in interests in       securities or other
      therein.               real estate investment       instruments, although it
                             trusts, debt securities      may purchase securities
                             secured by real estate or    secured by real estate or
                             interests therein, or debt   interests therein, or
                             or equity securities         securities issued by
                             issued by companies which    companies which invest in
                             invest in real estate or     real estate or interests
                             interests therein."          therein."

II.C. Proposal to revise     Neither Fund will            Neither Fund will
      fundamental policy     "purchase or sell physical   "purchase or sell
      regarding purchases    commodities (such as         commodities or com-
      and sales of           grains, livestock, etc.)     modities contracts, except
      commodities and        or futures or options        that the Fund may purchase
      commodities            contracts thereon;           or sell financial futures
      contracts.             however, the Funds may       contracts, options on
                             purchase or sell any forms   financial futures
                             of financial instruments     contracts and futures
                             or contracts that might be   contracts, forward
                             deemed commodities."         contracts, and options
                                                          with respect to foreign
                                                          currencies, and may enter
                                                          into swap transactions or
                                                          other financial
                                                          transactions of any kind."

                            THE HARTFORD GROWTH FUND

PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.D. Proposal to revise     Neither Fund will "make      Neither Fund will "make
      fundamental policy     loans to other persons,      loans, except to the
      regarding the making   except that it may lend      extent consistent with the
      of loans to other      its portfolio securities     Investment Company Act of
      persons.               in an amount not to exceed   1940, as amended, and the
                             33 1/3% of the value of      rules and regulations
                             the Fund's total assets      thereunder, or as may
                             (including the amount        otherwise be permitted
                             lent) if such loans are      from time to time by
                             secured by collateral at     regulatory authority."
                             least equal to the market
                             value of the securities
                             lent, provided that such
                             collateral shall be
                             limited to cash,
                             securities issued or
                             guaranteed by the U.S.
                             Government or its agen-
                             cies or instrumentalities,
                             certificates of deposit or
                             other high-grade, short
                             term obligations or
                             interest-bearing cash
                             equivalents. Loans shall
                             not be deemed to include
                             repurchase agreements or
                             the purchase or
                             acquisition of a portion
                             of an issue of notes,
                             bonds, debentures, or
                             other debt securities,
                             whether or not such
                             purchase or acquisition is
                             made upon the original
                             issuance of the
                             securities. ('Total
                             assets' of the Fund
                             includes the amount lent
                             as well as the collateral
                             securing such loans.)"

                            THE HARTFORD GROWTH FUND

PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.I. Proposal to revise     Neither Fund will            Neither Fund will "borrow
      fundamental policies   "purchase securities on      money or issue any class
      regarding the          margin or otherwise borrow   of senior securities,
      borrowing of money,    money, except that the       except to the extent
      issuing of senior      Fund, in accordance with     consistent with the
      securities and         its investment objectives    Investment Company Act of
      purchasing             and policies, may purchase   1940, as amended, and the
      securities on          securities on a              rules and regulations
      margin.                when-issued, delayed         thereunder, or as may
                             delivery, or forward         otherwise be permitted
                             commitment basis, and may    from time to time by
                             make margin deposits in      regulatory authority."
                             connection with dealing in
                             commodities or options
                             thereon. The Fund may also
                             obtain such short-term
                             credit as it needs for the
                             clearance of securities
                             transactions, and may
                             borrow from a bank as a
                             temporary measure to
                             facilitate redemptions
                             (but not for leveraging or
                             investment) an amount that
                             does not exceed 10% of the
                             value of the Fund's total
                             assets. Investment
                             securities will not be
                             purchased while
                             outstanding borrowings
                             (including 'roll'
                             transactions) exceed 5% of
                             the value of the Fund's
                             total assets."
                             Neither Fund will "issue
                             senior securities (as
                             defined in the 1940 Act)
                             other than as set forth in
                             [the restriction]
                             concerning borrowing and
                             except to the extent that
                             using options and futures
                             contracts or purchasing or
                             selling securities on a
                             when issued, delayed
                             delivery, or forward
                             commitment basis
                             (including the entering
                             into of roll trans-
                             actions) may be deemed to
                             constitute issuing a
                             senior security."

                     THE HARTFORD GROWTH OPPORTUNITIES FUND


PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.A. Proposal to revise     The Fund will not "concen-   The Fund will not
      fundamental policy     trate its investment in a    "purchase the securities
      regarding investment   particular industry, as      of any issuer (other than
      concentrations         that term is used in the     securities issued or
      within a particular    Investment Company Act of    guaranteed by the U.S.
      industry.              1940, as amended, and as     government or any of its
                             interpreted or modified      agencies or
                             from time to time by any     instrumentalities) if, as
                             regulatory authority         a result, more than 25% of
                             having jurisdiction. For     the Fund's total assets
                             purposes of this limita-     would be invested in the
                             tion, the U.S. Government,   securities of companies
                             and state or municipal       whose principal business
                             governments and their        activities are in the same
                             political subdivisions are   industry."
                             not considered members of
                             any industry."

II.B. Proposal to revise     The Fund will not            The Fund will not
      fundamental policy     "purchase or sell real       "purchase or sell real
      regarding              estate unless acquired as    estate unless acquired as
      investments in real    a result of ownership of     a result of ownership of
      estate or interests    securities or other          securities or other
      therein.               instruments, but this        instruments, although it
                             shall not prevent the Fund   may purchase securities
                             from investing in            secured by real estate or
                             securities or other in-      interests therein, or
                             struments backed by real     securities issued by
                             estate or interests          companies which invest in
                             therein or in securities     real estate or interests
                             of companies that deal in    therein."
                             real estate or mortgages."

II.C. Proposal to revise     The Fund will not            The Fund will not
      fundamental policy     "purchase physical           "purchase or sell
      regarding purchases    commodities or contracts     commodities or com-
      and sales of           relating to physical         modities contracts, except
      commodities and        commodities."                that the Fund may purchase
      commodities                                         or sell financial futures
      contracts.                                          contracts, options on
                                                          financial futures
                                                          contracts and futures
                                                          contracts, forward
                                                          contracts, and options
                                                          with respect to foreign
                                                          currencies, and may enter
                                                          into swap transactions or
                                                          other financial
                                                          transactions of any kind."

PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.D. Proposal to revise     The Fund will not "make      The Fund will not "make
      fundamental policy     loans except as permitted    loans, except to the
      regarding the making   under the Investment Com-    extent consistent with the
      of loans to other      pany Act of 1940, as         Investment Company Act of
      persons.               amended, and as              1940, as amended, and the
                             interpreted or modified      rules and regulations
                             from time to time by any     thereunder, or as may
                             regulatory authority         otherwise be permitted
                             having jurisdiction."        from time to time by
                                                          regulatory authority."

II.I. Proposal to revise     The Fund will not "borrow    The Fund will not "borrow
      fundamental policies   money or issue senior        money or issue any class
      regarding the          securities, except as        of senior securities,
      borrowing of money,    permitted under the          except to the extent
      issuing of senior      Investment Company Act of    consistent with the
      securities and         1940, as amended, and as     Investment Company Act of
      purchasing             interpreted or modified      1940, as amended, and the
      securities on          from time to time by any     rules and regulations
      margin.                regulatory authority         thereunder, or as may
                             having jurisdiction."        otherwise be permitted
                                                          from time to time by
                                                          regulatory authority."

                       THE HARTFORD SMALLCAP GROWTH FUND


PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.A. Proposal to revise     The Fund will not "concen-   The Fund will not
      fundamental policy     trate its investments in     "purchase the securities
      regarding investment   any particular industry,     of any issuer (other than
      concentrations         except that (i) it may       securities issued or
      within a particular    invest up to 25% of the      guaranteed by the U.S.
      industry.              value of its total assets    government or any of its
                             in any particular indus-     agencies or
                             try, and (ii) there is no    instrumentalities) if, as
                             limitation with respect to   a result, more than 25% of
                             investments in obligations   the Fund's total assets
                             issued or guaranteed by      would be invested in the
                             the U.S. Government or its   securities of companies
                             agencies and                 whose principal business
                             instrumentalities, or        activities are in the same
                             obligations of domestic      industry."
                             commercial banks. As to
                             utility companies, gas,
                             electric, water and
                             telephone companies will
                             be considered as separate
                             industries. As to fi-
                             nance companies, the
                             following categories will
                             be considered as separate
                             industries: (a) captive
                             automobile finance, such
                             as General Motors
                             Acceptance Corp. and Ford
                             Motor Credit Corp.; (b)
                             captive equipment fi-
                             nance companies, such as
                             Honeywell Finance Corpora-
                             tion and General Electric
                             Credit Corp.; (c) captive
                             retail finance companies,
                             such as Macy Credit Corp.
                             and Sears Roebuck
                             Acceptance Corp.; (d)
                             consumer loan companies,
                             such as Beneficial Finance
                             Corporation and Household
                             Finance Corporation; (e)
                             diversified finance
                             companies such as CIT Fi-
                             nancial Corp., Commercial
                             Credit Corporation and
                             Borg Warner Acceptance
                             Corp.; and (f) captive oil
                             finance companies, such as
                             Shell Credit, Inc., Mobil
                             Oil Credit Corp. and
                             Texaco Financial Services,
                             Inc."

PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.B. Proposal to revise     The Fund will not "invest    The Fund will not
      fundamental policy     in real estate, except the   "purchase or sell real
      regarding              Fund may invest in           estate unless acquired as
      investments in real    securities issued by         a result of ownership of
      estate or interests    companies owning real        securities or other
      therein.               estate or interests          instruments, although it
                             therein."                    may purchase securities
                                                          secured by real estate or
                                                          interests therein, or
                                                          securities issued by
                                                          companies which invest in
                                                          real estate or interests
                                                          therein."

II.C. Proposal to revise     The Fund will not "invest    The Fund will not
      fundamental policy     in commodities or            "purchase or sell
      regarding purchases    commodity contracts, other   commodities or com-
      and sales of           than for hedging purposes    modities contracts, except
      commodities and        only."                       that the Fund may purchase
      commodities                                         or sell financial futures
      contracts.                                          contracts, options on
                                                          financial futures
                                                          contracts and futures
                                                          contracts, forward
                                                          contracts, and options
                                                          with respect to foreign
                                                          currencies, and may enter
                                                          into swap transactions or
                                                          other financial
                                                          transactions of any kind"

II.D. Proposal to revise     The Fund will not "make      The Fund will not "make
      fundamental policy     loans to other persons.      loans, except to the
      regarding the making   Repurchase agreements, the   extent consistent with the
      of loans to other      lending of securities and    Investment Company Act of
      persons.               the acquiring of debt        1940, as amended, and the
                             securities in accordance     rules and regulations
                             with the Prospectus and      thereunder, or as may
                             Statement of Additional      otherwise be permitted
                             Information are not          from time to time by
                             considered to be 'loans'     regulatory authority."
                             for this purpose."

II.E. Proposal to            The Fund will not            The current policy will be
      eliminate              "mortgage, pledge or         eliminated.
      fundamental policy     hypothecate its assets,
      regarding the          except in an amount not
      mortgage of assets.    exceeding 10% of the value
                             of its total assets to
                             secure temporary or
                             emergency borrowing."

II.F. Proposal to            The Fund will not            The current policy will be
      eliminate              "participate on a joint or   eliminated.
      fundamental policy     a joint and several basis
      regarding              in any securities trading
      participation in       account."
      securities trading
      accounts.

PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.G. Proposal to            The Fund will not            The current policy will be
      eliminate              "purchase from or sell to    eliminated.
      fundamental policy     any officer, director, or
      regarding certain      employee of the Company,
      purchases from and     or the Fund's adviser or
      sales to officers,     underwriter, or any of
      directors and          their officers or
      employees.             directors, any securities
                             other than shares of the
                             Fund's common stock."

II.H. Proposal to            The Fund will not "make      The current policy will be
      eliminate              short sales, except for      eliminated.
      fundamental policy     sales 'against the box.'
      regarding short        While a short sale is made
      sales.                 by selling a security the
                             Fund does not own, a short
                             sale is 'against the box'
                             to the extent that the
                             Fund contemporaneously
                             owns or has the right to
                             obtain securities
                             identical to those sold
                             short at no added cost."

PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.I. Proposal to revise     The Fund will not            The Fund will not "borrow
      fundamental policies   "purchase securities on      money or issue any class
      regarding the          margin or otherwise borrow   of senior securities,
      borrowing of money,    money or issue senior        except to the extent
      issuing of senior      securities, except that      consistent with the
      securities and         the Fund, in accordance      Investment Company Act of
      purchasing             with its investment          1940, as amended, and the
      securities on          objectives and policies,     rules and regulations
      margin.                may purchase securities on   thereunder, or as may
                             a when-issued and delayed    otherwise be permitted
                             delivery basis, within the   from time to time by
                             limitations set forth in     regulatory authority."
                             the Prospectus and
                             Statement of Additional
                             Information. The Fund may
                             also obtain such
                             short-term credit as it
                             needs for the clearance of
                             securities transactions,
                             and may borrow from banks,
                             for the account of the
                             Fund, as a temporary
                             measure to facilitate
                             redemptions (but not for
                             leveraging or investment)
                             an amount that does not
                             exceed 10% of the value of
                             the Fund's total assets.
                             No additional investment
                             securities may be
                             purchased by the Fund
                             while outstanding bor-
                             rowings exceed 5% of the
                             value of the Fund's total
                             assets."

                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND


PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.A. Proposal to revise     The Fund will not "invest    The Fund will not
      fundamental policy     25% or more of the value     "purchase the securities
      regarding investment   of its total assets in the   of any issuer (other than
      concentrations         securities of issuers        securities issued or
      within a particular    conducting their principal   guaranteed by the U.S.
      industry.              business activities in the   government or any of its
                             same industry, provided      agencies or
                             that this limitation does    instrumentalities) if, as
                             not apply to securities      a result, more than 25% of
                             issued, guaranteed,          the Fund's total assets
                             insured, or collateralized   would be invested in the
                             by the U.S. Government or    securities of companies
                             its agencies or              whose principal business
                             instrumentalities."          activities are in the same
                                                          industry."

II.B. Proposal to revise     The Fund will not            The Fund will not
      fundamental policy     "purchase or sell real       "purchase or sell real
      regarding              estate."                     estate unless acquired as
      investments in real                                 a result of ownership of
      estate or interests                                 securities or other
      therein.                                            instruments, although it
                                                          may purchase securities
                                                          secured by real estate or
                                                          interests therein, or
                                                          securities issued by
                                                          companies which invest in
                                                          real estate or interests
                                                          therein."

II.C. Proposal to revise     The Fund will not            The Fund will not
      fundamental policy     "purchase or sell            "purchase or sell
      regarding purchases    commodities or commodity     commodities or com-
      and sales of           contracts."                  modities contracts, except
      commodities and                                     that the Fund may purchase
      commodities                                         or sell financial futures
      contracts.                                          contracts, options on
                                                          financial futures
                                                          contracts and futures
                                                          contracts, forward
                                                          contracts, and options
                                                          with respect to foreign
                                                          currencies, and may enter
                                                          into swap transactions or
                                                          other financial
                                                          transactions of any kind."

                          THE HARTFORD U.S. GOVERNMENT

PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.D. Proposal to revise     The Fund will not "make      The Fund will not "make
      fundamental policy     loans to other persons       loans, except to the
      regarding the making   except to enter into         extent consistent with the
      of loans to other      repurchase agreements and    Investment Company Act of
      persons.               except that the Fund may     1940, as amended, and the
                             lend its portfolio           rules and regulations
                             securities if such loans     thereunder, or as may
                             are secured by collateral    otherwise be permitted
                             equal to at least the        from time to time by
                             market value of the          regulatory authority."
                             securities lent, provided
                             that such collateral shall
                             be limited to cash,
                             securities issued or
                             guaranteed by
                             the U.S. Government or its
                             agencies or
                             instrumentalities,
                             certificates of deposit or
                             other high-grade,
                             short-term obligations or
                             interest-bearing cash
                             equivalents, and provided
                             further that such loans
                             may not be made if, as a
                             result, the aggregate of
                             such loans would exceed
                             fifty percent of the value
                             of the Fund's total as-
                             sets excluding collateral
                             securing such loans taken
                             at current value. The
                             purchase of a portion of
                             an issue of publicly
                             distributed bonds,
                             debentures, or other debt
                             securities will not be
                             considered the making of a
                             loan. Fund assets may be
                             invested in repurchase
                             agreements in connection
                             with interest bearing debt
                             securities which may
                             otherwise be purchased by
                             the Fund, provided that
                             the Fund will not enter
                             into repurchase agreements
                             if, as a result thereof,
                             more than 10% of the
                             Fund's total assets valued
                             at the time of the
                             transaction would be
                             subject to repurchase
                             agreements maturing in
                             more than seven days."

                          THE HARTFORD U.S. GOVERNMENT

PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.E. Proposal to            The Fund will not            The current policy will be
      eliminate              "mortgage, pledge, or        eliminated.
      fundamental policy     hypothecate its assets,
      regarding the          except in an amount not
      mortgage of assets.    exceeding 10% of the value
                             of its total assets to
                             secure temporary or
                             emergency borrowing."

II.F. Proposal to            The Fund will not            The current policy will be
      eliminate              "participate on a joint or   eliminated.
      fundamental policy     a joint and several basis
      regarding              in any securities trading
      participation in       account."
      securities trading
      accounts.

II.G. Proposal to            The Fund will not            The current policy will be
      eliminate              "purchase from or sell to    eliminated.
      fundamental policy     any officer, director, or
      regarding certain      employee of the Fund, or
      purchases from and     its adviser or under-
      sales to officers,     writer, or any of their
      directors and          officers or directors, any
      employees.             securities other than
                             shares of the Fund's
                             common stock."

II.H. Proposal to            The Fund will not "make      The current policy will be
      eliminate              short sales, except for      eliminated.
      fundamental policy     sales 'against the box.'
      regarding short        While a short sale is made
      sales.                 by selling a security the
                             Fund does not own, a short
                             sale is 'against the box'
                             to the extent that the
                             Fund contemporaneously
                             owns or has the right to
                             obtain securities
                             identical to those sold
                             short at no added cost."

                          THE HARTFORD U.S. GOVERNMENT

PROPOSAL                     CURRENT POLICY               REVISED POLICY
--------                     --------------               --------------
II.I. Proposal to revise     The Fund will not "borrow    The Fund will not "borrow
      fundamental policies   money, except from banks     money or issue any class
      regarding the          for temporary or emergency   of senior securities,
      borrowing of money,    purposes in an amount not    except to the extent
      issuing of senior      exceeding 5% of the value    consistent with the
      securities and         of its total assets."        Investment Company Act of
      purchasing                                          1940, as amended, and the
      securities on          The Fund will not "issue     rules and regulations
      margin.                any senior securities as     thereunder, or as may
                             defined in the 1940 Act."    otherwise be permitted
                                                          from time to time by
                             The Fund will not            regulatory authority."
                             "purchase securities on
                             margin, except that it may
                             obtain such short-term
                             credits as may be neces-
                             sary for the clearance of
                             purchases or sales of
                             securities."

II.J. Proposal to            The Fund will not            The current policy will be
      eliminate              "purchase or retain the      eliminated.
      fundamental policy     securities of any issuer,
      regarding the          if, to the Fund's
      purchase of            knowledge, those officers
      securities of          or directors of the Fund
      issuers where          or of its investment
      officers or direc-     adviser who individually
      tors own certain       own beneficially more than
      beneficial amounts.    1/2 of 1% of the
                             outstanding securities of
                             such issuer, together
                             owned beneficially more
                             than 5% of such
                             outstanding securities."

II.K. Proposal to            The Fund will not "invest    The current policy will be
      eliminate              in puts, calls, or           eliminated.
      fundamental policy     combinations thereof."
      regarding
      investments in puts
      and calls.

II.L. Proposal to            The Fund will not "invest    The current policy will be
      eliminate              more than 10% of its total   eliminated.
      fundamental policy     assets in repurchase
      regarding              agreements maturing in
      investments in         more than seven days."
      repurchase
      agreements.

                       THE HARTFORD MUTUAL FUNDS II, INC.
                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-888-221-0697
                          OR LOG ON TO WWW.PROXYWEB.COM

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the envelope provided.

*** CONTROL NUMBER: [Number] ***

    PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002


THE HARTFORD MUTUAL FUNDS II, INC.             THIS PROXY IS SOLICITED ON BEHALF
[NAME OF FUND]                                         OF THE BOARD OF DIRECTORS




The undersigned appoints David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely and Robert W. Beltz, Jr. or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on May 7, 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are hereby revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Joint Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

                                           Date
                                               -------------------------

                               PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN
                                    THIS PROXY IN THE ENCLOSED ENVELOPE
                              ------------------------------------------------

                              ------------------------------------------------
                              Shareholder(s) signs here
                              Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                                                                 MUTUAL FUNDS II

HAS YOUR  _____________________        DO YOU      __________________________
ADDRESS   _____________________        HAVE ANY    __________________________
CHANGED?  _____________________        COMMENTS?   __________________________


                         PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                         PLEASE DO NOT USE FINE POINT PENS.


PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO YOUR FUND.
I.    To elect the following Nominees to the Board of Directors: (01) Winifred           FOR         WITHHOLD       FOR ALL
      Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill, (04) William          ALL           ALL          EXCEPT *
      Atchison O'Neill, (05) Phillip O. Peterson, (06) Millard Handley Pryor,
      Jr., (07) Lowndes Andrew Smith, (08) John Kelley Springer, and (09) David
      M. Znamierowski
      *   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE              [ ]           [ ]            [ ] I.
      BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE
      BELOW.
      ---------------------------------------------------------------------------------
II.   To approve proposals to eliminate or revise certain fundamental investment policies of the Funds.(Letters correspond to letter designations in the
      Proxy Statement.)

                                                                                         FOR         AGAINST        ABSTAIN
                                                                                         ---         -------        -------
      A.    Proposal to revise fundamental policy regarding investment concentrations
            within a particular industry.                                                [ ]           [ ]            [ ]   A.

      B.    Proposal to revise fundamental policy regarding investments in real estate
            or interests therein.                                                        [ ]           [ ]            [ ]   B.

      C.    Proposal to revise fundamental policy regarding purchases and sales of
            commodities and commodities contracts.                                       [ ]           [ ]            [ ]   C.

      D.    Proposal to revise fundamental policy regarding the making of loans to
            other persons.                                                               [ ]           [ ]            [ ]   D.

      I.    Proposal to revise fundamental policies regarding the borrowing of money,
            issuing of senior securities and purchasing securities on margin.            [ ]           [ ]            [ ]   I.

      M.    Proposal to eliminate fundamental policy regarding investment grade
            municipal securities.                                                        [ ]           [ ]            [ ]   M.

      MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ABOVE.            [ ]


                                                                   HMII-TAX-FREE

                       THE HARTFORD MUTUAL FUNDS II, INC.
                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-888-221-0697
                          OR LOG ON TO WWW.PROXYWEB.COM

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the envelope provided.


*** CONTROL NUMBER: [Number] ***


    PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002


THE HARTFORD MUTUAL FUNDS II, INC.            THIS PROXY IS SOLICITED ON BEHALF
                                                      OF THE BOARD OF DIRECTORS



[NAME OF FUND]


The undersigned appoints David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely and Robert W. Beltz, Jr. or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on May 7, 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are hereby revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Joint Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

                                           Date
                                               ---------------------------

                               PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN
                                    THIS PROXY IN THE ENCLOSED ENVELOPE
                              -------------------------------------------------

                              -------------------------------------------------
                              Shareholder(s) signs here
                              Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                                                                 MUTUAL FUNDS II

HAS YOUR  _____________________        DO YOU      __________________________
ADDRESS   _____________________        HAVE ANY    __________________________
CHANGED?  _____________________        COMMENTS?   __________________________



                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                    PLEASE DO NOT USE FINE POINT PENS.



PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO YOUR FUND.
I.    To elect the following Nominees to the Board of Directors: (01) Winifred           FOR         WITHHOLD        FOR ALL
      Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill, (04) William          ALL           ALL           EXCEPT *
      Atchison O'Neill, (05) Phillip O. Peterson, (06) Millard Handley Pryor,            ---           ---           --------
      Jr., (07) Lowndes Andrew Smith, (08) John Kelley Springer, and (09) David
      M. Znamierowski
      * TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE                [ ]           [ ]            [ ]   I.
      BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE
      BELOW.

      -------------------------------------------------------------------------------
II.   To approve proposals to eliminate or revise certain fundamental investment policies of the Funds.(Letters correspond to letter designations in the
      Proxy Statement.)

                                                                                         FOR         AGAINST        ABSTAIN
                                                                                         ---         -------        -------
      A.    Proposal to revise fundamental policy regarding investment concentrations
            within a particular industry.                                                [ ]           [ ]            [ ]   A.

      B.    Proposal to revise fundamental policy regarding investments in real estate
            or interests therein.                                                        [ ]           [ ]            [ ]   B.

      C.    Proposal to revise fundamental policy regarding purchases and sales of
            commodities and commodities contracts.                                       [ ]           [ ]            [ ]   C.

      D.    Proposal to revise fundamental policy regarding the making of loans to
            other persons.                                                               [ ]           [ ]            [ ]   D.

      I.    Proposal to revise fundamental policies regarding the borrowing of money,
            issuing of senior securities and purchasing securities on margin.            [ ]           [ ]            [ ]   I.

      MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ABOVE.            [ ]


                                                               HMII-GROWTH/VALUE

                       THE HARTFORD MUTUAL FUNDS II, INC.
                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-888-221-0697
                          OR LOG ON TO WWW.PROXYWEB.COM


This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the envelope provided.



*** CONTROL NUMBER: [Number] ***


    PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002


THE HARTFORD MUTUAL FUNDS II, INC.            THIS PROXY IS SOLICITED ON BEHALF
                                                      OF THE BOARD OF DIRECTORS



[NAME OF FUND]


The undersigned appoints David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely and Robert W. Beltz, Jr. or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on May 7, 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are hereby revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Joint Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.


                                           Date
                                               ---------------------------

                               PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN
                                    THIS PROXY IN THE ENCLOSED ENVELOPE
                              -------------------------------------------------

                              -------------------------------------------------
                              Shareholder(s) signs here
                              Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.


                                                                 MUTUAL FUNDS II

HAS YOUR  _____________________        DO YOU      __________________________
ADDRESS   _____________________        HAVE ANY    __________________________
CHANGED?  _____________________        COMMENTS?   __________________________



                  PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                  PLEASE DO NOT USE FINE POINT PENS.



PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO YOUR FUND.
I.    To elect the following Nominees to the Board of Directors: (01) Winifred           FOR         WITHHOLD       FOR ALL
      Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill, (04) William          ALL           ALL          EXCEPT *
      Atchison O'Neill, (05) Phillip O. Peterson, (06) Millard Handley Pryor,            ---           ---          --------
      Jr., (07) Lowndes Andrew Smith, (08) John Kelley Springer, and (09) David
      M. Znamierowski
      * TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE                [ ]           [ ]          [ ]   I.
      BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE
      BELOW.
     ------------------------------------------------------------------------------

II.   To approve proposals to eliminate or revise certain fundamental investment policies of the Funds.(Letters correspond to letter designations in the
      Proxy Statement.)
                                                                                         FOR         AGAINST        ABSTAIN
                                                                                         ---         -------        -------

      A.    Proposal to revise fundamental policy regarding investment concentrations
            within a particular industry.                                                [ ]           [ ]          [ ]   A.

      B.    Proposal to revise fundamental policy regarding investments in real estate
            or interests therein.                                                        [ ]           [ ]          [ ]   B.

      C.    Proposal to revise fundamental policy regarding purchases and sales of
            commodities and commodities contracts.                                       [ ]           [ ]          [ ]   C.

      D.    Proposal to revise fundamental policy regarding the making of loans to
            other persons.                                                               [ ]           [ ]          [ ]   D.


      E.    Proposal to eliminate fundamental policy regarding the mortgage of
            assets.                                                                      [ ]           [ ]          [ ]   E.

      F.    Proposal to eliminate fundamental policy regarding participation in
            securities trading accounts.                                                 [ ]           [ ]          [ ]   F.

      G.    Proposal to eliminate fundamental policy regarding certain purchases
            from and sales to officers, directors and employees.                         [ ]           [ ]          [ ]   G.

      H.    Proposal to eliminate fundamental policy regarding short sales.              [ ]           [ ]          [ ]   H.

      I.    Proposal to revise fundamental policies regarding the borrowing of money,
            issuing of senior securities and purchasing securities on margin.            [ ]           [ ]          [ ]   I.

      MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ABOVE.            [ ]


                                                                  HMII-SMALL CAP

                       THE HARTFORD MUTUAL FUNDS II, INC.
                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-888-221-0697
                          OR LOG ON TO WWW.PROXYWEB.COM


This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the envelope provided.



*** CONTROL NUMBER: [Number] ***


    PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002


THE HARTFORD MUTUAL FUNDS II, INC.            THIS PROXY IS SOLICITED ON BEHALF
                                                      OF THE BOARD OF DIRECTORS



[NAME OF FUND]


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely and Robert W. Beltz, Jr. or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on May 7, 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are hereby revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Joint Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.


                                           Date
                                               ---------------------------

                               PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN
                                    THIS PROXY IN THE ENCLOSED ENVELOPE
                              -------------------------------------------------

                              -------------------------------------------------
                              Shareholder(s) signs here
                              Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                                                                 MUTUAL FUNDS II

HAS YOUR  _____________________        DO YOU      __________________________
ADDRESS   _____________________        HAVE ANY    __________________________
CHANGED?  _____________________        COMMENTS?   __________________________



                         PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                         PLEASE DO NOT USE FINE POINT PENS.



PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO YOUR FUND.
I.    To elect the following Nominees to the Board of Directors: (01) Winifred           FOR         WITHHOLD        FOR ALL
      Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill, (04) William          ALL           ALL           EXCEPT *
      Atchison O'Neill, (05) Phillip O. Peterson, (06) Millard Handley Pryor,            ---           ---           --------
      Jr., (07) Lowndes Andrew Smith, (08) John Kelley Springer, and (09) David
      M. Znamierowski
      * TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE                [ ]           [ ]            [ ]  I.
      BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE
      BELOW.
      ------------------------------------------------------------------------------

II.   To approve proposals to eliminate or revise certain fundamental investment policies of the Funds.(Letters correspond to letter designations in the
      Proxy Statement.)
                                                                                         FOR         AGAINST          ABSTAIN
                                                                                         ---         -------          -------
      A.    Proposal to revise fundamental policy regarding investment concentrations
            within a particular industry.                                                [ ]           [ ]            [ ]   A.

      B.    Proposal to revise fundamental policy regarding investments in real estate
            or interests therein.                                                        [ ]           [ ]            [ ]   B.

      C.    Proposal to revise fundamental policy regarding purchases and sales of
            commodities and commodities contracts.                                       [ ]           [ ]            [ ]   C.

      D.    Proposal to revise fundamental policy regarding the making of loans to
            other persons.                                                               [ ]           [ ]            [ ]   D.

      E.    Proposal to eliminate fundamental policy regarding the mortgage of assets.   [ ]           [ ]            [ ]   E.

      F.    Proposal to eliminate fundamental policy regarding participation in
            securities trading accounts.                                                 [ ]           [ ]            [ ]   F.

      G.    Proposal to eliminate fundamental policy regarding certain purchases from
            and sales to officers, directors and employees.                              [ ]           [ ]            [ ]   G.

      H.    Proposal to eliminate fundamental policy regarding short sales.              [ ]           [ ]            [ ]   H.

      I.    Proposal to revise fundamental policies regarding the borrowing of money,
            issuing of senior securities and purchasing securities on margin.            [ ]           [ ]            [ ]   I.

      J.   Proposal to eliminate fundamental policy regarding the purchase of securities of issuers where officers or directors own certain beneficial
           amounts.                                                                      [ ]           [ ]            [ ]   J.

      K.   Proposal to eliminate fundamental policy regarding investments in puts and
           calls.                                                                        [ ]           [ ]            [ ]   K.

      L.   Proposal to eliminate fundamental policy regarding investments in
           repurchase agreements.                                                        [ ]           [ ]            [ ]   L.

      MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ABOVE.            [ ]


                                                                     HMII-US GOV

                            FORTIS SECURITIES, INC.
                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-888-221-0697
                          OR LOG ON TO WWW.PROXYWEB.COM


This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the envelope provided.



*** CONTROL NUMBER: [Number] ***


    PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002


FORTIS SECURITIES, INC.                       THIS PROXY IS SOLICITED ON BEHALF
                                                      OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely and Robert W. Beltz, Jr. or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on May 7, 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are hereby revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Joint Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.


                                           Date
                                               ---------------------------

                               PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN
                                    THIS PROXY IN THE ENCLOSED ENVELOPE
                              -------------------------------------------------

                              -------------------------------------------------
                              Shareholder(s) signs here
                              Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

HAS YOUR  _____________________        DO YOU      __________________________
ADDRESS   _____________________        HAVE ANY    __________________________
CHANGED?  _____________________        COMMENTS?   __________________________



                         PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                         PLEASE DO NOT USE FINE POINT PENS.



PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THIS PROPOSAL.
I.    To elect the following Nominees to the Board of Directors: (01) Winifred           FOR        WITHHOLD       FOR ALL
      Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill, (04) William          ALL          ALL          EXCEPT *
      Atchison O'Neill, (05) Phillip O. Peterson, (06) Millard Handley Pryor,            ---          ---          --------
      Jr., (07) Lowndes Andrew Smith, (08) John Kelley Springer, and (09) David
      M. Znamierowski                                                                    [ ]          [ ]            [ ] I.
      * TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE
      BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE
      BELOW.
      -----------------------------------------------------------------------------

      MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ABOVE.            [ ]

[LOGO]
The Hartford Financial Services

                          INTERNET PROXY VOTING SERVICE
                                   PROXY CARD
                         HARTFORD MUTUAL FUNDS II, INC.
                                 [NAME OF FUND]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I/We appoint David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely and Robert W. Beltz, Jr. or each of them separately with power to act without the others and with the right of substitution in each, my/our proxies to vote, as designated herein, all shares of the Fund named above (the "Fund") held by me/us on May 7, 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers I/we would possess if present in person.


All previous proxies given with respect to the meeting are hereby revoked. Receipt of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement is acknowledged by submission of this proxy. This proxy may be revoked at any time before it is exercised.


This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee.

When using `For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.         TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF     [ ]  FOR ALL
                    DIRECTORS:
                    (01) WINIFRED ELLEN COLEMAN,                        [ ]  WITHHOLD ALL
                    (02) DR. ROBERT M. GAVIN,
                    (03) DUANE E. HILL,                                 [ ]  FOR ALL EXCEPT:
                    (04) WILLIAM ATCHISON O'NEILL,
                    (05) PHILLIP O. PETERSON,
                    (06) MILLARD HANDLEY PRYOR, JR.,
                    (07) LOWNDES ANDREW SMITH,
                    (08) JOHN KELLEY SPRINGER AND
                    (09) DAVID M. ZNAMIEROWSKI
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.         TO APPROVE PROPOSALS TO ELIMINATE OR REVISE
                    CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE
                    FUNDS.  (LETTERS CORRESPOND TO LETTER
                    DESIGNATIONS IN THE PROXY STATEMENT.)
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR
                    INDUSTRY.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2b.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2c.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    PURCHASES AND SALES OF COMMODITIES AND
                    COMMODITIES CONTRACTS.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    THE MAKING OF LOANS TO OTHER PERSONS.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2i.        PROPOSAL TO REVISE FUNDAMENTAL POLICIES REGARDING   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    THE BORROWING OF MONEY, ISSUING OF SENIOR
                    SECURITIES AND PURCHASING SECURITIES ON MARGIN.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2m.        PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY            [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING INVESTMENT GRADE MUNICIPAL SECURITIES.
-------------------------------------------------------------------------------------------------------------------------

 PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


   To receive an optional email confirmation, enter your email address here:

                        ---------------------------------

                 PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE
       SUBMITTING YOUR PROXY. IF YOU SUBMIT THE SAME PROXY MORE THAN ONCE,
          ONLY YOUR LAST (MOST RECENT) PROXY WILL BE CONSIDERED VALID.



                     Press this button to Submit your Proxy

[LOGO]
The Hartford Financial Services

                          INTERNET PROXY VOTING SERVICE
                                   PROXY CARD
                         HARTFORD MUTUAL FUNDS II, INC.
                                 [NAME OF FUND]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I/We appoint David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely and Robert W. Beltz, Jr. or each of them separately with power to act without the others and with the right of substitution in each, my/our proxies to vote, as designated herein, all shares of the Fund named above (the "Fund") held by me/us on May 7, 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers I/we would possess if present in person.


All previous proxies given with respect to the meeting are hereby revoked. Receipt of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement is acknowledged by submission of this proxy. This proxy may be revoked at any time before it is exercised.


This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee.

When using `For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.         TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF     [  ]  FOR ALL
                    DIRECTORS:
                    (01) WINIFRED ELLEN COLEMAN,                        [  ]  WITHHOLD ALL
                    (02) DR. ROBERT M. GAVIN,
                    (03) DUANE E. HILL,                                 [  ]  FOR ALL EXCEPT:
                    (04) WILLIAM ATCHISON O'NEILL,
                    (05) PHILLIP O. PETERSON,
                    (06) MILLARD HANDLEY PRYOR, JR.,
                    (07) LOWNDES ANDREW SMITH,
                    (08) JOHN KELLEY SPRINGER AND
                    (09) DAVID M. ZNAMIEROWSKI
---------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.         TO APPROVE PROPOSALS TO ELIMINATE OR REVISE
                    CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE
                    FUNDS. (LETTERS CORRESPOND TO LETTER DESIGNATIONS
                    IN THE PROXY STATEMENT)
---------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR
                    INDUSTRY.
---------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2b.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.
---------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2c.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    PURCHASES AND SALES OF COMMODITIES AND
                    COMMODITIES CONTRACTS.
---------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    THE MAKING OF LOANS TO OTHER PERSONS.
---------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2i.        PROPOSAL TO REVISE FUNDAMENTAL POLICIES REGARDING   [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    THE BORROWING OF MONEY, ISSUING OF
                    SENIOR SECURITIES AND PURCHASING SECURITIES ON
                    MARGIN.
---------------------------------------------------------------------------------------------------------------------------


 PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


   To receive an optional email confirmation, enter your email address here:

                       ---------------------------------

  PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR PROXY. IF YOU SUBMIT THE SAME PROXY MORE THAN ONCE, ONLY YOUR LAST (MOST RECENT) PROXY WILL BE
                               CONSIDERED VALID.



                     Press this button to Submit your Proxy

[LOGO]
The Hartford Financial Services

                          INTERNET PROXY VOTING SERVICE
                                   PROXY CARD
                         HARTFORD MUTUAL FUNDS II, INC.
                                 [NAME OF FUND]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I/We appoint David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely and Robert W. Beltz, Jr. or each of them separately with power to act without the others and with the right of substitution in each, my/our proxies to vote, as designated herein, all shares of the Fund named above (the "Fund") held by me/us on May 7, 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers I/we would possess if present in person.


All previous proxies given with respect to the meeting are hereby revoked. Receipt of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement is acknowledged by submission of this proxy. This proxy may be revoked at any time before it is exercised.


This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee.

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.         TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF     [ ]  FOR ALL
                    DIRECTORS:
                    (01) WINIFRED ELLEN COLEMAN,                        [ ]  WITHHOLD ALL
                    (02) DR. ROBERT M. GAVIN,
                    (03) DUANE E. HILL,                                 [ ]  FOR ALL EXCEPT:
                    (04) WILLIAM ATCHISON O'NEILL,
                    (05) PHILLIP O. PETERSON,
                    (06) MILLARD HANDLEY PRYOR, JR.,
                    (07) LOWNDES ANDREW SMITH,
                    (08) JOHN KELLEY SPRINGER AND
                    (09) DAVID M. ZNAMIEROWSKI
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.         TO APPROVE PROPOSALS TO ELIMINATE OR REVISE
                    CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE
                    FUNDS.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR
                    INDUSTRY.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2b.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2c.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    PURCHASES AND SALES OF COMMODITIES AND
                    COMMODITIES CONTRACTS.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    THE MAKING OF LOANS TO OTHER PERSONS.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2e.        PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY            [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING THE MORTGAGE OF ASSETS.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2f.        PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY            [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING PARTICIPATION IN SECURITIES TRADING
                    ACCOUNTS.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2g.        PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY            [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING CERTAIN PURCHASES FROM AND SALES TO
                    OFFICERS, DIRECTORS AND EMPLOYEES.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2h.        PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY            [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING SHORT SALES.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2i.        PROPOSAL TO REVISE FUNDAMENTAL POLICIES REGARDING   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    THE BORROWING OF MONEY, ISSUING OF SENIOR
                    SECURITIES AND PURCHASING SECURITIES ON MARGIN.
-------------------------------------------------------------------------------------------------------------------------

 PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.

   To receive an optional email confirmation, enter your email address here:

                        ---------------------------------

                 PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE
       SUBMITTING YOUR PROXY. IF YOU SUBMIT THE SAME PROXY MORE THAN ONCE,
          ONLY YOUR LAST (MOST RECENT) PROXY WILL BE CONSIDERED VALID.



                     Press this button to Submit your Proxy

[LOGO]
The Hartford Financial Services

                          INTERNET PROXY VOTING SERVICE
                                   PROXY CARD
                         HARTFORD MUTUAL FUNDS II, INC.
                                 [NAME OF FUND]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I/We appoint David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely and Robert W. Beltz, Jr. or each of them separately with power to act without the others and with the right of substitution in each, my/our proxies to vote, as designated herein, all shares of the Fund named above (the "Fund") held by me/us on May 7, 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers I/we would possess if present in person.


All previous proxies given with respect to the meeting are hereby revoked. Receipt of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement is acknowledged by submission of this proxy. This proxy may be revoked at any time before it is exercised.


This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee.

When using `For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.         TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF     [  ]  FOR ALL
                    DIRECTORS:
                    (01) WINIFRED ELLEN COLEMAN,                        [  ]  WITHHOLD ALL
                    (02) DR. ROBERT M. GAVIN,
                    (03) DUANE E. HILL,                                 [  ]  FOR ALL EXCEPT:
                    (04) WILLIAM ATCHISON O'NEILL,
                    (05) PHILLIP O. PETERSON,
                    (06) MILLARD HANDLEY PRYOR, JR.,
                    (07) LOWNDES ANDREW SMITH,
                    (08) JOHN KELLEY SPRINGER AND
                    (09) DAVID M. ZNAMIEROWSKI
--------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.         TO APPROVE PROPOSALS TO ELIMINATE OR REVISE
                    CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE
                    FUNDS.
--------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2a.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR
                    INDUSTRY.
--------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2b.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.
--------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2c.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    PURCHASES AND SALES OF COMMODITIES AND
                    COMMODITIES CONTRACTS.
--------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2d.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    THE MAKING OF LOANS TO OTHER PERSONS.
--------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2e.        PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY            [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    REGARDING THE MORTGAGE OF ASSETS.
--------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2f.        PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY            [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    REGARDING PARTICIPATION IN SECURITIES TRADING
                    ACCOUNTS.
--------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2g.        PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY            [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    REGARDING CERTAIN PURCHASES FROM AND SALES TO
                    OFFICERS, DIRECTORS AND EMPLOYEES.
--------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2h.        PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY            [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    REGARDING SHORT SALES.
--------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2i.        PROPOSAL TO REVISE FUNDAMENTAL POLICIES REGARDING   [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    THE BORROWING OF MONEY, ISSUING OF SENIOR
                    SECURITIES AND PURCHASING SECURITIES ON MARGIN.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2j.        PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY            [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    REGARDING THE PURCHASE OF SECURITIES OF ISSUERS
                    WHERE OFFICERS OR DIRECTORS OWN CERTAIN
                    BENEFICIAL AMOUNTS.
--------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2k.        PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY            [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    REGARDING INVESTMENTS IN PUTS AND CALLS.
--------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2l.        PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY            [  ] FOR         [  ] AGAINST         [  ] ABSTAIN
                    REGARDING INVESTMENTS IN REPURCHASE AGREEMENTS.
--------------------------------------------------------------------------------------------------------------------------

 PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


   To receive an optional email confirmation, enter your email address here:

                       ---------------------------------

                 PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE
       SUBMITTING YOUR PROXY. IF YOU SUBMIT THE SAME PROXY MORE THAN ONCE,
          ONLY YOUR LAST (MOST RECENT) PROXY WILL BE CONSIDERED VALID.



                     Press this button to Submit your Proxy

[LOGO]
The Hartford Financial Services

                          INTERNET PROXY VOTING SERVICE
                                   PROXY CARD
                             FORTIS SECURITIES, INC.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I/We appoint David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely and Robert W. Beltz, Jr. or each of them separately with power to act without the others and with the right of substitution in each, my/our proxies to vote, as designated herein, all shares of the Fund named above (the "Fund") held by me/us on May 7, 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, with all powers I/we would possess if present in person.

All previous proxies given with respect to the meeting are hereby revoked. Receipt of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement is acknowledged by submission of this proxy. This proxy may be revoked at any time before it is exercised.

This proxy will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of a substitute nominee.

When using `For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.



PROPOSAL 1.         TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF     [  ]  FOR ALL
                    DIRECTORS:
                    (01) WINIFRED ELLEN COLEMAN,                        [  ]  WITHHOLD ALL
                    (02) DR. ROBERT M. GAVIN,
                    (03) DUANE E. HILL,                                 [  ]  FOR ALL EXCEPT:
                    (04) WILLIAM ATCHISON O'NEILL,
                    (05) PHILLIP O. PETERSON,
                    (06) MILLARD HANDLEY PRYOR, JR.,
                    (07) LOWNDES ANDREW SMITH,
                    (08) JOHN KELLEY SPRINGER AND
                    (09) DAVID M. ZNAMIEROWSKI
-------------------------------------------------------------------------------------------------------------------------


 PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THESE MATTERS.


    To receive an optional email confirmation, enter your email address here:

                        ---------------------------------

      PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR PROXY.
IF YOU SUBMIT THE SAME PROXY MORE THAN ONCE ONLY YOUR LAST (MOST RECENT) PROXY
                            WILL BE CONSIDERED VALID.

                     Press this button to Submit your Proxy

                          SCRIPT FOR TELEPHONE VOTING


                         HARTFORD MUTUAL FUNDS II, INC.:
                             TAX-FREE MINNESOTA FUND
                             TAX-FREE NATIONAL FUND



OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------

OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now." (Speech Two above)
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.





OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER VOTES FOR ALL NOMINEES OR WITHHOLDS FROM ALL NOMINEES, THE SCRIPT MOVES TO PROPOSAL 2. IF THE SHAREHOLDER ELECTS TO WITHHOLD FROM A SPECIFIC NOMINEE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

AND THEN,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting for nominees."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2a: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2A, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2b: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------


WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2B, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Proposal 2c: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2C, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2d: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2D, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2i: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2I, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2m: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2M, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR EACH PROPOSAL IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------


IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

                          SCRIPT FOR TELEPHONE VOTING


                         HARTFORD MUTUAL FUNDS II, INC.:
                                   GROWTH FUND
                              GROWTH OPPORTUNITIES
                               VALUE OPPORTUNITIES



OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------

OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now." (Speech Two above)
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.





OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER VOTES FOR ALL NOMINEES OR WITHHOLDS FROM ALL NOMINEES, THE SCRIPT MOVES TO PROPOSAL 2. IF THE SHAREHOLDER ELECTS TO WITHHOLD FROM A SPECIFIC NOMINEE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

AND THEN,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting for nominees."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2a: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2A, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2b: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------


WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2B, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Proposal 2c: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2C, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2d: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2D, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2i: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2I, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR EACH PROPOSAL IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------


IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

                          SCRIPT FOR TELEPHONE VOTING


                         HARTFORD MUTUAL FUNDS II, INC.:
                              SMALLCAP GROWTH FUND



OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:


--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------

OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now." (Speech Two above)
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.





OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER VOTES FOR ALL NOMINEES OR WITHHOLDS FROM ALL NOMINEES, THE SCRIPT MOVES TO PROPOSAL 2. IF THE SHAREHOLDER ELECTS TO WITHHOLD FROM A SPECIFIC NOMINEE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

AND THEN,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting for nominees."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2a: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2A, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2b: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------


WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2B, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Proposal 2c: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2C, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2d: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2D, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2e: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2E, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2f: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2F, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2g: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2G, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2h: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2H, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2i: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2I, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR EACH PROPOSAL IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------


IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

                          SCRIPT FOR TELEPHONE VOTING


                         HARTFORD MUTUAL FUNDS II, INC.:
                            US GOVERNMENT SECURITIES



OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:


--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------

OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now." (Speech Two above)
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.





OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER VOTES FOR ALL NOMINEES OR WITHHOLDS FROM ALL NOMINEES, THE SCRIPT MOVES TO PROPOSAL 2. IF THE SHAREHOLDER ELECTS TO WITHHOLD FROM A SPECIFIC NOMINEE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

AND THEN,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting for nominees."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2a: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2A, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2b: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------


WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2B, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Proposal 2c: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2C, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2d: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2D, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2e: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2E, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2f: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2F, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2g: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2G, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2h: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2H, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2i: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2I, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2j: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2J, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2k: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2K, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2l: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2L, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR EACH PROPOSAL IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------


IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------


CALL IS TERMINATED.

                          SCRIPT FOR TELEPHONE VOTING


                             FORTIS SECURITIES, INC.



OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on the proposal, press 1 now. To vote on the proposal separately, press 0 now."
--------------------------------------------------------------------------------


OPTION 1: VOTING THE PROPOSAL AS MANAGEMENT RECOMMENDS



IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON THE PROPOSAL, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on the proposal, press 1 now. To vote on the proposal separately, press 0 now." (Speech Two above)
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.





OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------


IF THE SHAREHOLDER VOTES FOR ALL NOMINEES OR WITHHOLDS FROM ALL NOMINEES, THE SCRIPT MOVES TO THE "YOUR VOTES HAVE BEEN CAST" SPEECH LISTED BELOW. IF THE SHAREHOLDER ELECTS TO WITHHOLD FROM A SPECIFIC NOMINEE, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

AND THEN,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting for nominees."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR EACH PROPOSAL IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------


IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.